UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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XERIUM TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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8537 Six Forks Road

Suite 300

Raleigh, NC 27615

April 29, 2009

Dear Stockholder:

You are cordially invited to attend our 2009 Annual Meeting of Stockholders. The meeting will be held on June 9, 2009 at 9:00 A.M., Eastern Time, at our offices located at 8537 Six Forks Road, Suite 300, Raleigh, NC 27615.

The matters to be acted upon at the meeting are described in the accompanying Notice of Annual 2009 Annual Meeting of Stockholders and Proxy Statement.

Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. Your shares can be represented at the meeting by promptly completing, signing, dating and mailing the accompanying proxy card or voting instruction form.

We hope that you will join us on June 9, 2009. Your continuing interest is very much appreciated.

Sincerely,

Stephen R. Light

President, Chief Executive Officer and Chairman

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

Time	9:00 A.M., Eastern Time

Date	June 9, 2009

Place	Offices of Xerium Technologies, Inc. located at 8537 Six Forks Road, Suite 300, Raleigh, NC 27615.

Purpose	1. To elect seven directors.

2. To approve Amendment No. 3 to the 2005 Equity Incentive Plan.

3. To ratify the selection of Ernst & Young LLP as Xerium Technologies, Inc.’s independent registered public accounting firm.

4. To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Record Date	The directors have fixed the close of business on April 22, 2009 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Meeting Admission	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, you will be asked to present valid picture identification such as a driver’s license or passport. If your company stock is held in a brokerage account or by a bank or other nominee and your name does not appear on the Company’s list of stockholders, you are considered the beneficial owner of shares held in street name. In this case, this proxy statement is being forwarded to you by your broker or nominee. If your stock is held in street name, in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the stock on the record date in order to be admitted to the meeting.

Voting by Proxy	Please submit a proxy card or, for shares held in street name, voting instruction form, as soon as possible so your shares can be voted at the meeting. You may submit your proxy card or voting instruction form by mail. If your shares are held in street name, you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Stockholders to Be Held on June 9, 2009: the Proxy Statement and Annual Report to Stockholders are available in the Investor Relations section of the Company’s website at www.xerium.com.

By order of the Board of Directors,

Stephen R. Light

April 29, 2009	President, Chief Executive Officer and Chairman .

XERIUM TECHNOLOGIES, INC.

8537 Six Forks Road

Suite 300

Raleigh, NC 27615

PROXY STATEMENT

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2009

GENERAL INFORMATION

Why am I receiving this proxy statement?

The Board of Directors (the “Board”) of Xerium Technologies, Inc. (“Xerium” or the “Company”) is soliciting proxies for the 2009 Annual Meeting of Stockholders (the “Annual Meeting”). You are receiving a proxy statement because you own shares of Xerium common stock that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote regardless of whether or not you attend the Annual Meeting. The proxy statement describes the matters on which the Company would like you to vote and provides information on those matters so that you can make an informed decision. The Company will mail the notice of Annual Meeting, proxy statement and proxy card to stockholders beginning on or about April 29, 2009.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is for stockholders of Xerium to address all business that may come before the meeting and to vote on the following matters:

•	the election of seven directors;

•	the approval of Amendment No. 3 to the 2005 Equity Incentive Plan (the “2005 Plan”);

•	the ratification of the appointment of Ernst &Young LLP as the Company’s independent registered public accounting firm.

The Board recommends a vote FOR the election of the seven directors, FOR the approval of Amendment No. 3 to the 2005 Plan, and FOR the ratification of the appointment of Ernst &Young LLP as the Company’s independent registered public accounting firm.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many Xerium stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with Xerium’s transfer agent, American Stock Transfer and Trust Company (“AST”), you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by AST on behalf of Xerium. As the stockholder of record, you have the right to grant your voting proxy directly to Xerium or to vote in person at the Annual Meeting. Xerium has enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the proxy materials are being sent to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use. If you wish to attend the Annual Meeting and vote in person, please mark the box on the voting instruction card received from your broker or nominee and return it to them so that you can receive a legal proxy to present at the Annual Meeting.

How can I attend the Annual Meeting?

If you are listed as a stockholder of record as of April 22, 2009 you may attend the Annual Meeting if you bring proof of identification. If you are the beneficial owner of shares held in street name, you will need to bring proof of identification and provide proof of ownership by bringing either a copy of a brokerage statement or a letter from the record holder indicating that you owned the shares as of April 22, 2009.

How can I vote my shares in person at the Annual Meeting?

If you are the stockholder of record you may vote your shares in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. If you are the beneficial owner of shares held in street name you may vote your shares in person at the Annual Meeting if, in addition to proof of identification, you bring both a brokerage statement or a letter from the record holder indicating that you owned the shares as of April 22, 2009 and a legal proxy from the record holder issued in your name, which you will need to obtain in advance. Even if you plan to attend the Annual Meeting, the Company recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. For shares you hold directly as the stockholder of record, you may vote by granting a proxy or, for shares you hold beneficially in street name, you may vote by submitting voting instructions to your broker or nominee. You may submit your proxy or voting instruction card by marking, dating and signing it and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. For shares you hold directly as the stockholder of record, please refer to the more detailed instructions included on your proxy card. For shares you hold beneficially in street name, please refer to the more detailed instructions included on the voting instruction card included by your broker or nominee.

Can I change my vote?

You may revoke your signed proxy to management at any time before it is voted by notifying the Secretary in writing, by returning a signed proxy with a later date, or by attending the meeting and voting in person. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on April 22, 2009.

How many votes can be cast by all stockholders?

There were 48,876,182 shares of the Company’s common stock outstanding on the record date and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter.

What is a quorum?

A quorum is the minimum number of shares required to hold a meeting. Under Xerium’s By-Laws, a majority of the outstanding shares of stock entitled to vote at the Annual Meeting, or 24,438,092 shares, must be represented in person or by proxy for a quorum.

What vote is required to approve each item?

For the election of the directors, the seven directors who receive the greatest number of votes cast in person or by proxy will be elected directors.

The approval of Amendment No. 3 to the 2005 Plan requires approval by a majority of the votes cast in person or by proxy.

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm requires approval by a majority of the votes cast in person or by proxy. Although ratification is not required by the Company’s By-Laws or otherwise, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but still may retain them. Even if the selection is ratified, the Audit Committee may change the appointment at any time during the year if it determines that such change would be in the best interests of Xerium and its stockholders.

If there are insufficient votes to approve Amendment No. 3 to the 2005 Plan or the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Annual Meeting your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

How is the vote counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as tellers for the meeting. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director only as shares that are present and entitled to vote for purposes of determining the presence of a quorum. None of the withheld votes will be counted as votes “for” a director. Shares properly voted to “abstain” and broker non-votes on a particular matter are considered as shares that are entitled to vote for the purpose of determining a quorum but are treated as having voted against the matter. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

What happens if the meeting is postponed or adjourned?

Your proxy to management may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Who can help answer my questions about the Annual Meeting or how to submit or revoke my proxy?

If you are the stockholder of record, please contact:

Investor Relations

Xerium Technologies, Inc.

8537 Six Forks Road

Suite 300

Raleigh, NC 27615

Telephone: 508-532-1790

If your shares are held in street name, please call the telephone number provided on your voting instruction form or contact your broker directly.

PROPOSAL 1: ELECTION OF DIRECTORS

Information with Respect to Nominees for Directors

Seven directors will be elected at the Annual Meeting. The Board has recommended as nominees for election as directors the persons named in the table below. All of the nominees are currently directors of the Company. All directors elected at the Annual Meeting will serve until the 2010 Annual Meeting of Stockholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

It is intended that, unless you give contrary instructions, shares represented by proxies solicited by the Board will be voted for the election as directors of the seven nominees listed below. The Company has no reason to believe that any nominee will be unavailable for election at the Annual Meeting. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting.

The following table sets forth as to each nominee for election at the Annual Meeting: (i) his positions with the Company and his principal occupation during the past five years; (ii) his other directorships with publicly held companies or investment companies; (iii) his age as of April 22, 2009; and (iv) his period of service as a director of the Company.

Name	Positions with the Company and Principal Occupation and Other Directorships	Age	Director Since
Stephen R. Light	Mr. Light has served as the Company’s President, Chief Executive Officer and as a director since February 2008. Beginning in July 2008, Mr. Light has also served as Chairman. Mr. Light was previously President and Chief Executive Officer of Flow International Corp., a publicly traded producer of industrial waterjet cutting and cleaning equipment from January 2003 to July 2007. Prior to Flow, Mr. Light was President and Chief Executive Officer of OmniQuip Textron from October 2000 to January 2003. Mr. Light has also held various management positions within General Electric Company, Emerson Electric Co. and Koninklijke Philips N.V.	62	February 2008

Jay J. Gurandiano	Mr. Gurandiano has served as a director since December 1, 2008. He has been the Managing Director of Stone House Investment Holdings Inc., an investment holdings company, since January 2001. He also serves as the Chairman of the Board of Directors of Ainsworth Lumber Co. Ltd., a lumber and wood products company.	62	December 2008

Nico Hansen	Dr. Hansen has served as a director since August 2008. He has been a partner at Apax Partners, L.P., a private equity and venture capital consulting firm, since January 2007. Previously, Dr. Hansen was a partner at Apax Partners Beteiligungsberatung GmbH, which he joined in May 2000.	40	August 2008

Name	Positions with the Company and Principal Occupation and Other Directorships	Age	Director Since

David G. Maffucci	Mr. Maffucci has served as a director since December 1, 2008. Mr. Maffucci served as Executive Vice President and President of the Newsprint Division of Bowater Incorporated, a manufacturer of newsprint and other specialty paper, pulp, and solid wood products, from 2005 until 2006. Previously, from 2002 to 2005, he was Executive Vice President and Chief Financial Officer, and from 1995 to 2002, he was Senior Vice President and Chief Financial Officer of Bowater Incorporated. Mr. Maffucci also serves as a director of Martin Marietta Materials, Inc., a producer of construction aggregates.	58	December 2008

Edward Paquette	Mr. Paquette has served as a director since July 2004. He served as Vice President, Chief Financial Officer and a director of Standex International Corp., a diversified manufacturing company listed on the New York Stock Exchange (“NYSE”), from September 1997 to August 2001, when he retired. Prior to joining Standex International Corp., he was a certified public accountant and partner at Deloitte & Touche LLP for 26 years.	73	July 2004

Michael Phillips	Mr. Phillips has served as a director since December 1999. He has been a partner at Apax Partners Beteiligungsberatung GmbH, a private equity and venture capital consulting firm, since March 1996. He joined Apax Partners Beteiligungsberatung GmbH in October 1992. He is also a director of IFCO Systems NV, Sulo Entsorgungs GmbH, Tommy Hilfiger Corporation, Mueller Brot AG and Anker Brot AG.	47	December 1999

John G. Raos	Mr. Raos has served as a director since December 1, 2008. Since June 2000, he has served as the Chief Executive Officer and a director of Precision Partners, Inc., a contract manufacturing company. Mr. Raos also serves as a director of Numerex Corp., a communications and technology company.	60	December 2008

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTOR NAMED ABOVE.

CORPORATE GOVERNANCE

“Controlled Company” Exemption under NYSE Rules

Under Section 303A of the New York Stock Exchange Listed Company Manual (the “NYSE Rules”), the Company is considered a “Controlled Company” because Apax Europe IV GP Co. Ltd. (“Apax”) beneficially owns approximately 51.2% of the Company’s voting power as of March 31, 2009. As a Controlled Company, the Company is exempt from certain NYSE Rules requiring a board of directors with a majority of independent members, a compensation committee composed entirely of independent directors and a nominating committee composed entirely of independent directors.

Director Independence

The Board has adopted Corporate Governance Guidelines that include standards for the independence of directors in accordance with the rules and regulations of the NYSE. The standards for the independence of directors are attached to this Proxy Statement as Appendix A and are also included in the Corporate Governance Guidelines available on the Company’s website at www.xerium.com. Using the standards set forth in the Corporate Governance Guidelines, the Board has determined that each of Messrs. Gurandiano, Maffucci, Paquette, and Raos is independent.

Board Meetings and Director Attendance at the Annual Meeting

The Board held 26 meetings during 2008. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which that director served during 2008 (in each case, which were held during the period for which he was a director and/or a member of the applicable committee), except that Michael Phillips attended 62% of the meetings held in 2008. The Company encourages the directors to attend Annual Meetings of Stockholders and believes that attendance at Annual Meetings of Stockholders is just as important as attendance at meetings of the Board and its committees. Four directors attended the 2008 Annual Meeting of Stockholders.

Board Committees

The Board has standing Audit, Compensation and Nominating and Corporate Governance Committees, as described more fully below. Each of the Compensation and Nominating and Governance Committees is comprised of three independent directors and one non-independent director, and the Audit Committee is comprised of four independent directors.

Audit Committee. David G. Maffucci is the current chairman and Jay J. Gurandiano, Edward Paquette, and John G. Raos are the other current members of the Company’s Audit Committee. The Company’s Audit Committee met 12 times during 2008. The Board has determined that each member of the Company’s Audit Committee is independent within the meaning of the rules and regulations of the NYSE. Furthermore, as required by the rules and regulations of the Securities and Exchange Commission (the “SEC”), no member of the Audit Committee receives, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company other than Board and committee fees. The Board has determined that each of David G. Maffucci and Edward Paquette is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC. The Audit Committee operates pursuant to a written charter that is available free of charge on the Company’s website at www.xerium.com or by requesting a copy from Investor Relations, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615.

The principal duties and responsibilities of the Company’s Audit Committee are as follows: (a) to monitor the Company’s financial reporting process and internal control systems; (b) to appoint and replace the Company’s Independent Registered Public Accounting Firm, determine their compensation and other terms of engagement and oversee their work; (c) to oversee the performance of the Company’s internal audit function; and (d) to oversee the Company’s compliance with legal, ethical and regulatory matters. The Audit Committee and the Board have established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for confidential, anonymous submission by Company employees of concerns regarding questionable accounting or other matters, as described under “Policies on Communicating with Non-Management Directors and Reporting Concerns Regarding Accounting and Other Matters.” The Audit Committee also has the authority to hire independent counsel and other advisors to carry out the Audit Committee’s duties, and the Company is required to provide appropriate funding, as the Audit Committee determines, to compensate any advisors retained by the Audit Committee.

The report of the Audit Committee is included in this Proxy Statement under “Audit Committee Report.”

Compensation Committee. John G. Raos is the current chairman and Jay J. Gurandiano, David G. Maffucci and Michael Phillips are the other current members of the Company’s Compensation Committee. The Compensation Committee met 10 times during 2008. The Board has determined that each of Messrs. Raos, Gurandiano and Maffucci is independent within the meaning of the rules and regulations of the NYSE. The Compensation Committee operates pursuant to a written charter that is available free of charge on the Company’s website at www.xerium.com or by requesting a copy from Investor Relations, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615.

The principal duties and responsibilities of the Company’s Compensation Committee are as follows: (a) to provide oversight on the development and implementation of the Company’s compensation policies, strategies, plans and programs for its key employees and disclosure relating to these matters; (b) to review and approve the compensation of the Company’s chief executive officer and the other executive officers of the Company and its subsidiaries; (c) to provide oversight concerning the selection of officers, management succession planning, performance of individual executives and related matters.

On March 9, 2009, the Equity and Executive Compensation Subcommittee of the Compensation Committee, composed solely of the independent directors on the Compensation Committee, was formed for the limited purpose of acting on items recommended to it by the full Compensation Committee that require action by independent directors.

The report of the Compensation Committee is included in this Proxy Statement under “Compensation Committee Report.”

Nominating and Corporate Governance Committee. Jay J. Gurandiano is the current chairman and David G. Maffucci, John G. Raos, Edward Paquette and Nico Hansen are the other current members of the Company’s Nominating and Corporate Governance Committee. The Company’s Nominating and Corporate Governance Committee met 5 times during 2008. The Board has determined that each of Messrs. Gurandiano, Maffucci, Raos and Paquette is independent within the meaning of the rules and regulations of the NYSE. The Nominating and Corporate Governance Committee operates pursuant to a written charter that is available free of charge on the Company’s website at www.xerium.com or by requesting a copy from Investor Relations, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows: (a) to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board; (b) to make recommendations regarding proposals submitted by the Company’s shareholders; (c) to make recommendations to the Board regarding corporate governance matters and practices, including compensation for outside directors.

In identifying and recommending nominees for positions on the Board, the Nominating and Corporate Governance Committee places primary emphasis on the criteria set forth under “Board Membership Criteria” in the Company’s Corporate Governance Guidelines, namely: (1) broad-based business skills and experiences; (2) prominence and reputation in their profession; (3) global business perspective; (4) concern for the long-term interests of the stockholders; and (5) personal integrity and judgment. The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Nominating and Corporate Governance Committee discuss and evaluate possible candidates in detail and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating and Corporate Governance Committee wants to seriously consider and move toward nomination, the Chair of the Nominating and Corporate Governance Committee enters into a discussion with that candidate.

The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. It is the policy of the Nominating and Corporate Governance Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Nominating and Corporate Governance Committee for election at the Company’s 2010 Annual Meeting of Stockholders is described under “Stockholder Proposals.”

Non-Management Director Meetings

In addition to the meetings of the committees of the Board described above, the Company’s non-management directors met 3 times in executive session during 2008; all of such executive sessions were in connection with Board meetings. The Company’s Corporate Governance Guidelines provide that these executive sessions be chaired on a rotating basis by the chairs of the respective standing Committees. The non-management directors are Messrs. Gurandiano, Hansen, Maffucci, Paquette, Phillips and Raos. The Board has established a procedure whereby interested parties may make their concerns known to the non-management directors, which is described under “Policies on Communicating with Non-Management Directors and Reporting of Concerns Regarding Accounting and Other Matters.”

Corporate Code of Business Conduct and Ethics and Corporate Governance Guidelines

The Company has adopted a Corporate Code of Business Conduct and Ethics for its directors, officers and employees, including its chief executive officer, chief financial officer and controller. A copy of the Company’s Corporate Code of Business Conduct and Ethics may be accessed free of charge by visiting the Company’s website at www.xerium.com or by requesting a copy from Investor Relations, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615. The Company intends to satisfy the disclosure requirement regarding any amendment to, or waiver from, a provision of the Corporate Code of Business Conduct and Ethics that applies to its chief executive officer, chief financial officer or controller by posting the amendment or waiver to its website.

A copy of the Company’s Corporate Governance Guidelines may also be accessed free of charge by visiting the Company’s website at www.xerium.com or by requesting a copy from Investor Relations, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615.

Policies on Communicating with Non-Management Directors and Reporting of Concerns Regarding Accounting and Other Matters

The Board and the Audit Committee have adopted policies on communicating with the non-management directors and reporting concerns regarding accounting and other matters. Any shareholder or other interested party who wishes to communicate with the Chairman of the Board may do so by writing to Chairman of the

Board, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615. Shareholders or other interested parties who wish to communicate with the non-management directors may do so by writing to Non-management Directors, c/o Chairman of the Board, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615. These communications will be handled by the chairman and forwarded to the non-management directors at or prior to the next meeting of the non-management directors. Shareholders or other interested parties who wish to communicate with the Board may do so by writing to: Board of Directors, c/o Chairman of the Board, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615. These communications will be handled by the chairman and forwarded to directors at or prior to the next meeting of the directors. Any person, whether or not an employee, who has a concern about the conduct of the Company, or any of its people, including with respect to accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern by writing to Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615, attention: Compliance Officer, through the Internet at www.ethicspoint.com or by calling 866-293-2399.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the Company’s audited financial statements for 2008, and has discussed these statements with management. The Audit Committee has also discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm during the 2008 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3000T (Communication with Audit and Finance Committees).

The Audit Committee also received from Ernst & Young LLP the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), and discussed with them their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the 2008 audited financial statements be included in the Company’s Annual Report on Form 10-K for 2008, for filing with the SEC.

With respect to the above matters, the Audit Committee submits this report.

Mr. David G. Maffucci, Chairman

Mr. Jay J. Gurandiano

Mr. Edward Paquette

Mr. John G. Raos

MANAGEMENT AND EXECUTIVE COMPENSATION

Management

The following table sets forth information regarding the Company’s executive officers as of April 22, 2009.

Name	Age	Position
Stephen R. Light	62	President, Chief Executive Officer and Chairman
Michael O’Donnell	53	Executive Vice President, Chief Financial Officer and Director
Joan “John” Badrinas Ardevol	55	Chief Technology Officer
Thomas Johnson	56	President – Xerium Asia
Peter Williamson	42	President – Xerium Europe
David Pretty	45	President – Xerium North America
Eduardo Fracasso	49	President – Xerium South America

Stephen R. Light has served as the Company’s President, Chief Executive Officer and as a director since February 2008. Beginning in July 2008, he has also served as Chairman. He was previously President and Chief Executive Officer of Flow International Corp., a publicly traded producer of industrial waterjet cutting and cleaning equipment from January 2003 to July 2007. Prior to Flow, Mr. Light was President and Chief Executive Officer of OmniQuip Textron from October 2000 to January 2003. Mr. Light has also held various management positions within General Electric Company, Emerson Electric Co. and Koninklijke Philips N.V.

Michael O’Donnell has served as the Company’s Chief Financial Officer since March 2003 and as the Company’s Executive Vice President and as a director since April 2004. On March 30, 2009, Mr. O’Donnell provided notice of his resignation from these positions effective with his departure in May 2009. He served as President of the Group Services Division of ABB Ltd., a provider of power and automation technologies for utility and other industrial customers, from April 2001 to March 2003. He served as Executive Vice President and Chief Financial Officer for Invensys Power Systems from February 1998 to April 2001.

Joan “John” Badrinas Ardevol has served as the Company’s Chief Technology Officer since February 2008. Mr. Badrinas served as the Company’s President—Clothing Europe since joining the Company in July 2006 until February 2008. He served as President of Trelleborg Automotive Europe from September 2000 until July 2006. From May 1996 until 2000, Mr. Badrinas was Group Technical Director of BTR Anti-Vibrations Systems, which was sold to Trelleborg AB and became Trelleborg Automotive Europe. Previously, from 1984 to 1996, he held a series of positions ranging from Product Development Engineer to Industrial Operations Director with Pendelastica s.a. in Spain, a manufacturer of rubber and metal anti-vibration components used in automotive applications.

Thomas Johnson has served as the Company’s President—Xerium Asia since September 2008. Mr. Johnson served as the Company’s Executive Vice President—Corporate Operations since joining the Company in April 2008 until September 2008. From August 1996 until November 2007, he served as Executive Vice President – Flow Asia of Flow International Corporation, a company that develops and manufactures ultrahigh-pressure (UHP) waterjet technology, and is a provider of robotics and assembly equipment.

Peter Williamson has served as the Company’s President—Xerium Europe since February 2008. Mr. Williamson had served as the Company’s Managing Director—Stowe Woodward Europe since joining the Company in March 2006 until February 2008. He previously served as President of the product area engine group at Trelleborg AB from 2004 to February 2006 and earlier as President—Metzler Automotive Hose Systems from 1999 to 2004.

David Pretty has served as President—Xerium North America since February 2008. He served as President—Weavexx, the Company’s North American clothing operation, from December 2005 until February 2008. From November 2004 to December 2005 he was the Senior Vice President—Sales, Marketing, Technology and Operations for Weavexx. From August 2003 to November 2004 he was the Senior Vice President—Sales, Marketing and Technology for Weavexx. From August 2000 until August 2003 he was the Vice President – Sales and Marketing for Weavexx.

Eduardo Fracasso has served as President—Xerium South America since January 2008. From June 2007 to December 2007 he served as President—Xerium Brazil. Prior to that, he held various operational positions within the Company’s Brazilian subsidiaries over a period of approximately 18 years, most recently as Operational Director.

Compensation Discussion & Analysis

Overview of Compensation Program. The Compensation Committee operates under a written charter adopted by the Board and discharges the responsibilities of the Board relating to the compensation of the Company’s executive officers. In 2008, the executive officers’ compensation had three primary components:

base compensation or salary, short-term incentive compensation and long-term equity based awards. Executive officers also receive a variety of benefits. These include benefits that are available generally to all salaried employees in the geographical location where the executive officer is based as well as benefits available only to executive officers generally or the particular executive officer.

Named Executive Officers. This Compensation Discussion & Analysis provides information regarding the compensation paid to the following individuals, referred to as the Named Executive Officers, in 2008:

•	Stephen R. Light, President, Chief Executive Officer and Chairman

•	Thomas Gutierrez, former Chief Executive Officer

•	Michael O’Donnell, Chief Financial Officer

•	David Pretty, President – Xerium North America

•	Peter Williamson, President – Xerium Europe

•	Joan “John” Badrinas Ardevol, Chief Technology Officer

•	Josef Mayer, Former Executive Vice President of Business Development

Mr. Gutierrez resigned from the Company on February 7, 2008. On February 11, 2008, Stephen Light joined the Company as President and Chief Executive Officer. On June 16, 2008, a notice of termination of employment was delivered to Mr. Mayer, effective June 30, 2009. Mr. Mayer remained employed by the Company, but ceased serving as an executive officer of the Company as of the receipt of the notice of termination. On January 15, 2009, Xerium Germany GmbH, a subsidiary of the Company, entered into a settlement agreement with Mr. Mayer, pursuant to which his employment was formally terminated on January 15, 2009. On March 30, 2009, the Company received notice from Mr. O’Donnell of his resignation from the Company, which is expected to be effective with his departure in May 2009.

Compensation Philosophy and Objectives. The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance at and above established goals, with the ultimate objective of improving stockholder value. The Compensation Committee evaluates both performance and compensation in an effort to enhance the Company’s ability to retain and, as necessary, attract superior employees in key positions. The Compensation Committee designs executive compensation packages for its executives, including the Named Executive Officers, that include both cash and stock-based compensation to reward performance as measured against established goals. While the Company has no specific policy or rigid formula regarding the proportion of total compensation that constitutes cash compensation or stock-based compensation, the Compensation Committee balances these compensation elements to reward annual results, motivate long-term performance, strengthen executive retention, and align the interests of executive officers with the interests of stockholders. In determining the appropriate balance of cash and stock-based compensation, the Compensation Committee considers, among other things, the total amount of equity of the Company that the executive officer holds, the motivational value of various components of compensation to the executive officer, the compensation practices of other similarly situated companies, the cost to the company of each compensation element, and the overall balance and reasonableness of the executive officer’s total compensation package. The Compensation Committee also assesses the potential share dilution resulting from “at plan” award levels of equity compensation.

Role of Executive Officers in Compensation Decisions. The Compensation Committee makes all compensation decisions for the executive officers. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation, including with respect to salary adjustments, structure of annual awards, annual award amounts and specified performance thresholds at which incentives would be earned for both himself and the other executive officers. The Chief Executive Officer discusses with the Compensation

Committee the Company’s performance and the individual performance of himself and the other executive officers at least annually. In addition to the Chief Executive Officer, the Chief Financial Officer and the Vice President, Human Resources are sometimes present for discussions of the Compensation Committee regarding compensation of executive officers. While the Compensation Committee considers the recommendations of the Chief Executive Officer, the Compensation Committee ultimately decides salary adjustments, the structure of annual awards and annual award amounts for all executive officers.

Setting Executive Compensation. At the request of the Compensation Committee, the Company engaged Watson Wyatt Worldwide, Inc., an internationally recognized compensation consulting firm, to conduct an annual review of its cash and equity compensation program for the Chief Executive Officer and other executive officers in order to assist the Compensation Committee in establishing compensation for 2008. Watson Wyatt Worldwide, Inc. provided the Compensation Committee with relevant market data to consider when making compensation decisions for the executive officers. In connection with its compensation review for the Company, in addition to general survey data, Watson Wyatt Worldwide, Inc. considered the cash and equity compensation practices of 16 publicly held companies in the manufacturing industry. The companies included in the study were the following:

• Actuant Corporation	• Kadant Inc.

• Albany International Corp.	• Kaydon Corporation

• Barnes Group Inc.	• Lydall, Inc.

• Circor International, Inc.	• Nordson Corporation

• CLARCOR Inc.	• Simpson Manufacturing Company Inc.

• Gerber Scientific, Inc.	• Standex International Corporation

• GSI Group, Inc.	• Tennant Company

• Idex Corp.	• Watts Water Technologies, Inc.

These companies included in the Watson Wyatt Worldwide, Inc. study were chosen based on certain business characteristics similar to those of the Company, including: annual revenues, employee headcount, geographic scope of business, and type of business. In addition to benchmarking studies, the Compensation Committee has historically taken into account input from other sources, including input from other independent members of the Board of Directors, publicly available data relating to the compensation practices and policies of other companies within and outside of the Company’s industry, and targeted publications of independent associations of corporate directors. The Compensation Committee does not view benchmarking as an appropriate stand-alone tool for setting compensation because it believes that there are aspects of each peer company’s business, objectives and particular circumstances that may be unique to that company. The Compensation Committee uses the benchmarking data as a reference point, and gathering this information is an important part of the Compensation Committee’s compensation-related decision-making process.

Watson Wyatt Worldwide, Inc. has provided additional services to the Company, including the provision of actuarial services and consulting services relating to certain pension and post-retirement plans of the Company and its subsidiaries. The Compensation Committee has in the past and may in the future retain the services of third-party executive compensation specialists, as the Committee sees fit, in connection with the establishment of cash and equity compensation and related policies.

2008 Executive Compensation Components. For the fiscal year ended December 31, 2008, the principal components of compensation for the Company’s Named Executive Officers were base salary, short-term incentive compensation and long-term equity based awards.

The Company does not have a formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, the Compensation Committee, in consultation with the Chief Executive Officer, determines subjectively what it believes to be the appropriate level and mix of the various compensation components. While the particular compensation objectives that each element of executive compensation serves are set forth below, the Compensation Committee believes that each element of compensation, to a greater or lesser extent, serves each of the objectives of the Company’s executive compensation program. The Company’s policy is to provide its executive officers with compensation opportunities that are based upon the performance of the Company, their individual performance and their contribution to the Company’s performance. The elements of individual performance that are considered by the Compensation Committee include both directly quantifiable metrics, such as achievement of business unit performance goals, in the case of individuals running business units, and factors that are not directly quantifiable, such as demonstrated leadership, responsiveness to unforeseen situations, operation within challenging business environments, teamwork and demonstration of other values and work ethic that the Company believes are critical to its success.

For 2008, the Compensation Committee also considered executive retention in structuring the executive compensation program in light of difficult conditions in the paper industry and their impact on the Company’s ability to achieve performance targets for both cash and equity awards. In addition, the Compensation Committee also considered that cash bonuses were not paid out in the prior two years and previously granted performance based equity awards were not on target to vest due in part to industry performance issues that were beyond the control of the management team.

Base Salary. The Compensation Committee annually reviews and approves the base salary of the chief executive officer and the Company’s other executive officers. In making these determinations, the Compensation Committee considers various factors such as the Company’s performance, the executive’s performance and responsibilities, leadership, years of experience, competitive salaries within the marketplace, and the executive’s total compensation package. The following table sets forth annual base salary rates in effect at December 31, 2008 and December 31, 2007 for each of the Named Executive Officers, as well as percentage increases from 2007 to 2008:

Name	2008 Salary	2007 Salary	Percent Increase
Stephen R. Light	$710,000	—	—
Thomas Gutierrez	—	$670,000	—
Michael O’Donnell	$415,000	$375,000	10.7%
David Pretty	$350,000	$315,000	11.2%
Peter Williamson (1)	$449,820	$349,350	20.0%
Joan “John” Badrinas Ardevol(2)	$404,250	$376,750	—
Josef Mayer(2)	$404,250	$376,750	—

(1)	Mr. Williamson’s 2008 salary was 306,000 Euros and is converted from Euros at an assumed exchange rate of $1.47 per Euro, which represents the average exchange rate for 2008, and his 2007 salary was 255,000 Euros is converted from Euros at an assumed exchange rate of $1.37 per Euro, which represents the average exchange rate for 2007. The percent increase column is calculated based on the increase in the amount of Euros.
(2)	The salaries for Messrs. Badrinas and Mayer for 2008 are converted from Euros at an assumed exchange rate of $1.47 per Euro, which represents the average exchange rate for 2008, and their salaries for 2007 salary are converted from Euros at an assumed exchange rate of $1.37 per Euro, which represents the average exchange rate for 2007. The base salaries for each of Mr. Badrinas and Mr. Mayer in Euros did not change between 2007 and 2008. The differences in salary reflected in the 2008 Salary as compared with 2007 Salary columns result solely from changes in the assumed exchange rate between 2007 and 2008.

In setting the amount of base salary for 2008 for the Named Executive Officers, other than the new Chief Executive Officer, the Compensation Committee considered that base salary had not increased for some executives for several years. In light of the challenging business environment facing the Company, the Compensation Committee approved a salary increase for the Company’s Chief Financial Officer. The Compensation Committee also approved salary increases for the Presidents of the Company’s North American and European divisions, as they were each promoted in 2008 and took on additional responsibilities.

In setting the amount of base salary of the Company’s new Chief Executive Officer, the Compensation Committee determined that it was in the Company’s best interests to attract and retain a Chief Executive Officer with strong leadership and proven performance abilities, and that the Chief Executive’s base salary should be set at a level that reflects that objective. The Compensation Committee believes that Mr. Light’s base salary is commensurate with his experience, qualifications and scope of responsibilities.

Short-Term Incentive Compensation. In order to reinforce the importance of increasing stockholder value, the Compensation Committee believes that a substantial portion of the potential annual compensation of each executive officer should be in the form of annual performance based incentives. In 2008, the Company adopted its Performance Award Program (the “Performance Award Program for 2008”) for this purpose. The Performance Award Program for 2008 permitted participants to receive up to half of any payouts in cash and the remaining portion in shares of common stock granted under the 2005 Plan. The Compensation Committee chose this combination to balance the desire to provide executives with cash compensation for annual performance with the goal of aligning management with stockholder interests through stock ownership. Participants in the Performance Award Program for 2008 were entitled to receive their award if they were employed with the Company on December 31, 2008.

Five types of awards were made under the Performance Award Program for 2008: corporate awards, North America division awards, South America division awards, Europe division awards and Asia division awards. The total amount paid out under each award was determined by reference to two performance measures: (i) cash, defined as net cash provided by operating activities with certain adjustments, and (ii) Adjusted EBITDA, as defined in the company’s Credit Agreement dated as of May 19, 2005, with certain other adjustments (as applied at the corporate or division level as appropriate). These measures, which were selected from among the list of performance criteria previously approved by stockholders for use with awards under the 2005 Plan, are consistent with the Company’s strategies of debt reduction, new product development, and emphasis on contributions of employees. Cash was weighted at 60% and Adjusted EBITDA was weighted at 40%, as the Company wanted to signal the importance of generating cash and releasing “trapped cash” on the balance sheet to further the strategy of paying down debt. The Company defines “trapped cash” as the amount of working capital on its balance sheet that is in excess of 50 days of outstanding accounts receivable, 6 inventory turns and 48 days of accounts payable outstanding. For each of the five types of awards, the Committee established targets for the performance measures, and determined that the threshold below which no award would be issued for any performance measure would be 95% of each target.

The Compensation Committee selected each of the Company’s executive officers, as well as certain other key employees of the Company, as participants in the Performance Award Program for 2008 after review with the Chief Executive Officer. If the Company’s or Division’s performance, as applicable, achieved one or both thresholds, then, subject to the other requirements of the awards, each Named Executive Officer was to receive a payment based on a specified percentage of his base salary and the amount by which performance exceeded the applicable thresholds, provided that the maximum bonus any Named Executive Officer could receive under his award was his base salary multiplied by two times his specified percentage. For 2008, the Committee selected the Named Executive Officers to receive an award with a specified target percentage set forth opposite each of their names below.

Name	Position	Specified Percentage
Stephen R. Light	President, Chief Executive Officer, and Chairman	80%
Thomas Gutierrez	Former Chief Executive Officer	0%
Michael O’Donnell	Chief Financial Officer	60%
David Pretty	President – Xerium North America	50%
Peter Williamson	President – Xerium Europe	50%
Joan “John” Badrinas Ardevol	Chief Technology Officer	50%
Josef Mayer	Former Executive Vice President of Business Development	50%

In the case of Mr. Light, his employment agreement with the Company contemplated a guaranteed bonus of 80% of his contractual base salary, $568,000, for 2008. Mr. Light would have been entitled to receive this amount under his employment agreement even if corporate cash and Adjusted EBITDA had not been achieved at the levels they were.

The performance metrics for 2008 exceeded the threshold levels such that our Named Executive Officers received payouts at the following levels: (i) 157.47% with respect to Messrs. Light, O’Donnell, Badrinas and Mayer, (ii) 20.08% with respect to Mr. Pretty, and (iii) 95.17% with respect to Mr. Williamson. The awards were paid consistent with each participant’s prior election. The following table sets forth the number of shares of the Company’s common stock and the cash bonus awarded to each of the Company’s Named Executive Officers under the Performance Award Program for 2008.

Name	Position	Stock (1)		Cash
Stephen R. Light	President, Chief Executive Officer and Chairman	408,239	(2)	$447,220
Thomas Gutierrez	Former Chief Executive Officer	—		—
Michael O’Donnell	Chief Financial Officer	178,964	(3)	$196,053
David Pretty	President – Xerium North America	70,909	(4)	$77,680
Peter Williamson	President – Xerium Europe	150,460	(5)	$67,479
Joan “John” Badrinas Ardevol	Chief Technology Officer	168,010	(6)	$75,350
Josef Mayer	Former Executive Vice President of Business Development	112,007	(7)	$150,701

(1)	This column reflects the net number of shares actually issued to each Named Executive Officer, which represents the gross number of shares awarded minus shares withheld in connection with tax withholding obligations. The gross number of shares awarded was based on $0.74 per share, the average closing price of the Company’s common stock over the 20 trading-days prior to December 31, 2008.
(2)	Gross number of shares awarded to Mr. Light was 604,351.62.
(3)	Gross number of shares awarded to Mr. O’Donnell was 264,935.84.
(4)	Gross number of shares awarded to Mr. Pretty was 104,973.34.
(5)	Gross number of shares awarded to Mr. Williamson was 273,564.36.
(6)	Gross number of shares awarded to Mr. Badrinas was 305,474.21.
(7)	Gross number of shares awarded to Mr. Mayer was 203,649.47.

Awards for the 2008 performance year were not intended to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) for 2008. In determining whether to structure cash incentive awards to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the Compensation Committee balanced the benefits of the awards qualifying as performance-based compensation, within the meaning of Section 162(m) of the Code, and the overall goal of structuring awards designed both to incentivize the executives and to increase stockholder value. In the first quarter of 2008 the Company had just employed a new chief executive officer who was addressing financial covenant non-compliance issues under the Company’s senior credit agreement, and the Compensation Committee determined that it did not have adequate visibility regarding the financial outlook for the Company within 90 days of the beginning of 2008 in order to structure a cash based award to appropriately incentivize the executive officers.

Long-Term Compensation. The Company seeks to create long-term performance incentives for its executive officers by aligning their economic interests with the interests of the Company’s stockholders through the 2005 Plan. The 2005 Plan provides for the grant of awards consisting of any or a combination of stock options, stock appreciation rights (“SARs”), restricted stock, unrestricted stock or stock unit awards to key employees, directors and consultants. Awards under the 2005 Plan align the economic interests of the executive officer with those of stockholders because the potential value of the awards is directly related to the future value of the Company’s stock.

The Compensation Committee administers the 2005 Plan and has the power to select participants, determine award terms and conditions and adopt, alter and repeal administrative rules, guidelines and practices applicable to the 2005 Plan.

During 2008, the Company granted time based and shareholder return based restricted stock unit awards as described below. The Company believes that awards of time-based restricted stock units strengthen executive retention at the Company by encouraging the Named Executives Officers to remain employed with the Company for the full vesting term of their awards, while promoting share ownership. The Company believes that shareholder return based restricted stock unit awards closely link compensation to the Company’s performance and promote accountability for performance.

Shareholder Return Based Restricted Stock Unit Awards. In January 2008, the Compensation Committee approved contingent shareholder return based restricted stock units awards for certain of the Company’s Named Executive Officers under the 2005 Plan. These awards were made contingent on stockholder approval of an increase in the number of shares eligible for grants under the 2005 Plan, which was obtained at the 2008 Annual Meeting held on August 6, 2008. The following table sets forth the number of such restricted stock units awarded to the Company’s Named Executive Officers in 2008.

Name	Position	Restricted Stock Units
Stephen R. Light	President, Chief Executive Officer and Chairman	—
Thomas Gutierrez(1)	Former Chief Executive Officer	122,000	(2)
Michael O’Donnell	Chief Financial Officer	49,000
David Pretty	President – Xerium North America	39,000
Peter Williamson	President – Xerium Europe	39,000
Joan “John” Badrinas Ardevol	Chief Technology Officer	39,000
Josef Mayer(3)	Former Executive Vice President of Business Development	20,000	(4)

(1)	Mr. Gutierrez resigned from the Company on February 7, 2008.
(2)	All of Mr. Gutierrez’ shareholder return based restricted stock units were forfeited in connection with Mr. Gutierrez’ resignation from the Company on February 7, 2008.
(3)	On June 16, 2008, a notice of termination of employment was delivered to Mr. Mayer, effective June 30, 2009. On January 15, 2009, Xerium Germany GmbH, a subsidiary of the Company, entered into a settlement agreement with Mr. Mayer, pursuant to which his employment was formally terminated on January 15, 2009.
(4)	Mr. Mayer’s 20,000 shareholder return based restricted stock units were forfeited in connection with the termination of his employment with the Company on January 15, 2009.

The awards will generally only vest if:

•

the cumulative total return on the Company’s common stock, measured as growth in the per share price of the Company’s common stock and dividends paid on the Company’s common stock from January 3, 2008, satisfies the annual target (which is based upon a 13% compounded annual growth rate from the date of grant) that the Compensation Committee established in respect of the three years following the grant date; and

•	the Named Executive Officer continues to be employed with the Company through the third anniversary of the grant date.

The specific annual targets established by the Compensation Committee are as follows:

Determination Date	Price Target	Percentage Earned
January 3, 2009	$7.50	33.3%
January 3, 2010	$9.50	66.7%
January 3, 2011	$12.00	100%

In general, the listed percentage of an award will vest only if the cumulative total return on the Company’s common stock on the determination date exceeds the price target. However, in the event that the price target on a determination date is not satisfied, but the price target for a subsequent determination date is satisfied, the previously unvested portion of the award related to the prior determination date will then vest.

These restricted stock units may also vest, in whole or in part, if a “covered transaction” (as defined in the 2005 Plan) occurs and the cumulative total return vesting requirements have previously been satisfied or would be satisfied based on the transaction price. Under the awards, the Company will issue one share of common stock in respect of each fully vested restricted stock unit. The awards granted to Messrs. Gutierrez and Mayer were forfeited in February 2008 and January 2009, respectively, when these individuals ceased to be employed by the Company.

Time-Based Restricted Stock Unit Awards. In January of 2008, the Compensation Committee granted contingent time-based restricted stock unit awards to the Company’s executive officers. Each of the awards made in January 2008 was contingent on stockholder approval of an increase in the number of shares eligible for grants under the 2005 Plan, which was obtained at the 2008 Annual Meeting held on August 6, 2008. In addition, in February 2008, the Compensation Committee granted a time-based restricted stock unit award to the Company’s new chief executive officer, who was appointed in February of 2008. In June of 2008, the Compensation Committee granted time-based restricted stock unit awards to Mr. Light and Mr. Williamson in recognition of Mr. Light’s guiding the Company through its fifth amendment to its credit facility and the Company’s desire to assure Mr. Williamson’s retention. The following table sets forth the number of time based restricted stock units awarded to the Company’s Named Executive Officers in 2008.

Name	Position	Restricted Stock Units
Stephen R. Light	President, Chief Executive Officer and Chairman	112,500	(1)
Thomas Gutierrez(2)	Former Chief Executive Officer	122,000	(3)
Michael O’Donnell	Chief Financial Officer	49,000	(4)
David Pretty	President – Xerium North America	39,000	(4)
Peter Williamson	President – Xerium Europe	69,000	(5)
Joan “John” Badrinas Ardevol	Chief Technology Officer	39,000	(4)
Josef Mayer(6)	Former Executive Vice President of Business Development	20,000	(7)

(1)	Reflects 75,000 and 37,500 restricted stock unit awards granted on February 26, 2008 and June 13, 2008, respectively, that are subject to time-based conditions on vesting. The awards granted on February 26, 2008 vest annually in equal installment on January 3, 2009, 2010 and 2011. The awards granted on June 13, 2008 vest annually in equal installments on June 13, 2009, 2010 and 2011.
(2)	Mr. Gutierrez resigned from the Company on February 7, 2008.
(3)	Of this award, 3,388 time based restricted stock units vested upon Mr. Gutierrez’ resignation on February 7, 2008, and the remainder were forfeited.
(4)	These awards vest annually in equal installments on January 3, 2009, 2010 and 2011.
(5)	Reflects 39,000 restricted stock unit awards that vest annually in equal installment on January 3, 2009, 2010 and 2011. Also includes 30,000 restricted stock unit awards granted on June 13, 2008 that are subject to time-based conditions on vesting and which vest on June 13, 2011. With respect to the awards granted on June 13, 2008, a pro-rata portion of the awards will vest if Mr. Williamson is terminated without cause prior to June 13, 2011.
(6)	On June 16, 2008, a notice of termination of employment was delivered to Mr. Mayer, effective June 30, 2009. On January 15, 2009, Xerium Germany GmbH, a subsidiary of the Company, entered into a settlement agreement with Mr. Mayer, pursuant to which his employment was formally terminated on January 15, 2009.
(7)	Of this award, 3,333 time based restricted stock units vested in connection with the termination of Mr. Mayer’s employment with the Company on January 15, 2009. The remainder of Mr. Mayer’s time based restricted stock units granted in 2008 were forfeited.

While the Compensation Committee’s current expectation is that all long-term equity award grants will be in the form of restricted stock unit awards, the Compensation Committee may determine to grant other types of equity awards in the future.

Ownership Guidelines. The Compensation Committee recognizes that alignment of the interests of executive officers with those of the Company’s stockholders is important. While the Compensation Committee does not believe that it is appropriate to set a particular level of ownership, it believes that equity based awards help to align these incentives and serve as an integral part of the executive officer compensation program.

401(k) Plans. The Company’s Named Executive Officers resident in the United States participated in a tax-qualified defined contribution plan for non-union employees with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. The Named Executive Officers became eligible to participate in the plan after completing two months of employment with the Company. Each participant in the plan may elect to defer, in the form of contributions to the plan, up to 15% of compensation that would otherwise be paid to the participant in the applicable year, up to the statutorily prescribed annual limit. In 2008, under the plan in which the Company’s Named Executive Officers participate, the Company made a matching contribution with respect to each participant’s elective contributions, up to 4% of such participant’s compensation, subject to certain limitations. Effective February 5, 2009, the Company suspended matching contributions for the plan in which the United States resident Named Executive Officers participate.

Retirement Benefits. The Company maintains a pension plan for U.S. salaried employees, including certain of the Company’s executive officers (the “non-union U.S. pension plan”). The non-union U.S. pension plan is a funded, tax-qualified, noncontributory defined-benefit pension plan and is described in more detail below under the heading “Pension Benefits”. In 2008, Mr. Mayer participated in government pension arrangements in Austria and Germany, respectively, and Messrs. Williamson and Badrinas each participated in government pension arrangements in Germany. On September 24, 2008, the Company announced that it was freezing benefit pension accruals under the non-union U.S. pension plan effective December 31, 2008 so that future service beyond December 31, 2008 will no longer be credited under the non-union U.S. pension plan. Employees who were vested as of December 31, 2008 were entitled to their benefit earned as of December 31, 2008. Each of Messrs. O’Donnell, Gutierrez and Pretty were vested as of December 31, 2008. Because Mr. Light did not satisfy the eligibility requirements of the non-union U.S. pension plan as of December 31, 2008, Mr. Light does not participate in the plan.

The Company has also adopted an unfunded, nonqualified supplemental executive retirement plan (a “SERP”) for each of Messrs. Light, O’Donnell and Gutierrez. Under the SERP, each of Messrs. O’Donnell and Gutierrez will be entitled to receive at age 62, and Mr. Light will be entitled to receive on the first day of the month next following the date of his retirement, annual SERP payments equal to a specified percentage of his average annual base salary during the three years in which his base salary was highest during the ten years immediately prior to termination of employment (not including any compensation earned before January 1, 2004), multiplied by his years of service with the Company, less the amounts to which he is entitled under the Company’s U.S. pension plan. The SERP benefit formula is based on a percentage factor of 3%, 2.5%, and 3% for Messrs. Light, O’Donnell and Gutierrez, respectively.

With respect to SERPs applicable to Messrs. O’Donnell and Gutierrez, if the participant retires after age 55 but before age 62 with at least five years of service, he will be entitled to receive benefits under the SERP immediately following his retirement, but any such benefits will be reduced by one third of one percent for each month prior to age 62. If the participant retires before age 62 and without having completed five years of service, or before age 55 with at least five years of service, he will not be entitled to receive a benefit under the SERP until he turns 62. Mr. Gutierrez resigned from the Company on February 7, 2008 at the age of 59 and with at least five years of service. During 2008, Mr. Gutierrez received benefit payments of $90,161 under the SERP. On March 30, 2009, the Company received notice from Mr. O’Donnell of his resignation from the Company, which is expected to be effective with his departure in May 2009. At the date of resignation, Mr. O’Donnell’s age will be 53 and he will have at least five years of service. Accordingly, he will not be entitled to receive a benefit under the SERP until he turns 62. More detail regarding these SERPs is provided below under the heading “Pension Benefits.”

Perquisites and Other Personal Benefits. The Company provides the Named Executive Officers with perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior executive employees for key positions. These benefits include premiums paid for term life insurance policies, car allowances or an automobile for personal use, country club dues and relocation expenses. Attributed costs of the personal benefits described above for the Named Executive Officers for the fiscal year ended December 31, 2008, are included in the next to last column of the Summary Compensation Table below.

Relocation Bonus. On August 6, 2008, the Company’s Board of Directors approved a one-time bonus payment of $331,512 to Mr. Light in connection with the relocation of Mr. Light’s principal residence from the Seattle, Washington area to Raleigh, North Carolina. This amount was in addition to the relocation expenses provided to Mr. Light under his employment agreement. The Board determined that the amount of this one-time bonus was appropriate in light of unfavorable real estate market conditions in Seattle, Washington during the period in which Mr. Light was required to relocate his principal residence to Raleigh, North Carolina.

Employment Agreements. The Company has entered into Employment Agreements with certain key employees, including the Named Executive Officers. The employment agreements for the Named Executive Officers are described below under the heading “Employment Agreements and Potential Payments Upon Termination or Change in Control”. These agreements include severance arrangements and, in some cases, the level of severance is dependent upon the proximity of termination to a change of control (as defined in the applicable agreement). We believe that these arrangements support our ability to attract and retain superior executive employees and, if a change in control were to occur, to retain our executives through a period of uncertainty, enhance our value by keeping our management team intact and focused on the best interests of the stockholders, rather than their own job security.

Tax and Accounting Implications.

Deductibility of Executive Compensation. In establishing compensation, the Compensation Committee takes into account the provisions of Section 162(m) of the Code, which exempts some performance-based compensation from the $1 million deduction limit. The Compensation Committee may, however, approve compensation that does not qualify for the exemption to attract and retain executives or for other reasons. For example, the Compensation Committee approved the 2008 Performance Award Program, which does not qualify for the Section 162(m) exemption. For a discussion of the 2008 Performance Award Program, see the section “Short-Term Incentive Compensation” earlier in this Compensation Discussion & Analysis.

Accounting for Stock-Based Compensation. Beginning on January 1, 2006, the Company began accounting for stock-based awards, including its restricted stock unit awards in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment (Revised 2004).”

Summary Compensation Table

The following table sets forth information with respect to the compensation for the Company’s chief executive officer, the Company’s chief financial officer and each of the Company’s three other most highly compensated executive officers during 2008, 2007 and 2006. These individuals are referred to as the “Named Executive Officers.” This table also includes information regarding the Company’s former chief executive officer and a former officer who would have been among the most highly compensated executive officers if he had been serving as an exective officer as of December 31, 2008. Mr. Gutierrez resigned from the Company on February 7, 2008. On June 16, 2008, a notice of termination of employment was delivered to Mr. Mayer, effective June 30, 2009, and his employment was formally terminated on January 15, 2009. On March 30, 2009, the Company received notice from Mr. O’Donnell of his resignation from the Company, which is expected to be effective with his departure in May 2009.

Please see the section “Compensation Philosophy and Objectives” in Compensation Discussion & Analysis for additional information with respect to the proportionate elements of total compensation.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($)		Total ($)
Stephen R. Light	2008	$634,904	(4)	$331,512	(5)	$609,304	(6)	—	$447,220	$188,963	$136,955	(7)	$2,348,858
President, Chief Executive Officer and Chairman

Thomas Gutierrez	2008	$71,295	(8)	—		$25,160	(9)	—	—	$41,511	$617,579	(10)	$755,545
Former Chief Executive Officer	2007	$670,000		—		$838,001		—	—	$209,771	$43,951		$1,761,723
	2006	$670,000		—		$1,213,481		—	—	$235,517	$34,931		$2,153,929

Michael O’Donnell	2008	$415,000		—		$489,477	(11)	—	$196,053	$125,443	$24,030	(12)	$1,250,003
Chief Financial Officer	2007	$375,000		—		$157,063		—	—	$68,907	$85,563		$686,533
	2006	$375,000		—		$119,637		—	—	$78,656	$42,902		$616,195

David Pretty	2008	$350,000		—		$261,131	(13)	—	$77,680	$26,101	$23,341	(14)	$738,253
President – Xerium North America

Peter Williamson	2008	$449,820	(*)	—		$349,951	(15)	—	$67,479	$—	$46,815	(16)	$914,065
President – Xerium Europe

Joan “John” Badrinas Ardevol	2008	$404,250	(*)	—		$361,645	(17)	—	$75,350	$—	$12,028	(18)	$853,273
Chief Technology Officer

Josef Mayer	2008	$404,250	(*)	—		$298,172	(19)	—	$150,701	$—	$31,117	(20)	$884,240
Former Executive Vice President of Business Development	2007	$376,750	(*)	—		$117,796		—	—	—	$29,002		$523,548
	2006	$346,500	(*)	—		$89,727		—	—	—	$21,915		$458,142

(*)	2008 salary for Messrs. Badrinas, Mayer and Williamson is converted from Euros at an assumed exchange rate of $1.47 per Euro, which represents the average exchange rate for 2008. Mr. Mayer’s 2007 salary is converted from Euros at an assumed exchange rate of $1.37 per Euro, which represents the average exchange rate for 2007. Mr. Mayer’s 2006 salary is converted from Euros at an assumed exchange rate of $1.26 per Euro, which represents the average exchange rate for 2006.
(1)	The amounts in this column for 2008 reflect the dollar amount recognized as expense for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R) and thus would include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in note 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or March 12, 2009. Notwithstanding the foregoing, the expense calculations set forth in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts set forth may be more or less than the value ultimately realized by the Named Executive Officer based upon, among other things, the value of the Company’s Common Stock at the time of vesting of the restricted stock unit awards, whether the Company achieves certain performance goals and whether such awards actually vest. Also included in this column is the value of common stock that was awarded to the named executive officer under the Company’s Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis.
(2)	Reflects the cash portion of awards under the Company’s Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis.
(3)	The amounts in this column for 2008 represent changes in pension value. None of the Company’s Named Executive Officers received any preferential earnings on nonqualified deferred compensation in 2008.
(4)	Represents salary earned by Mr. Light from February 11, 2008, the date his employment with the Company began, through December 31, 2008.
(5)	Reflects a one-time bonus payment to Mr. Light in connection with the relocation of Mr. Light’s principal residence from the Seattle, Washington area to Raleigh, North Carolina.
(6)	Reflects the grants of restricted stock unit awards in 2008 that are subject to time-based conditions on vesting. Also includes 604,351 shares of common stock (408,239 net shares, after withholding 196,112 shares to satisfy income taxes thereon) that were awarded to Mr. Light under the Company’s Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis.
(7)

Includes $9,200 in respect of employer contributions to Mr. Light’s 401(k) account and $20,590 in respect of premiums for term life insurance policies for the benefit of Mr. Light. In addition, reflects perquisites and other personal benefits in the aggregate amount of $107,165, which includes (i) temporary housing expenses of $34,712 and a gross up for income taxes of $25,506 in connection with the relocation of Mr. Light’s principal residence, (ii) an executive allowance of $40,240 to be applied as determined by Mr. Light for expenses associated with the automobile Mr. Light uses for Company business, dues for club memberships, financial planning and other purposes, of which $33,640 was used for financial and estate planning and $6,600 for use of Mr. Light’s automobile for Company business, and (iii) $5,207 associated with country club dues.

(8)	Represents salary earned by Mr. Gutierrez from January 1, 2008 through February 7, 2008, the date that he resigned from the Company.
(9)	Reflects (i) grants of restricted stock unit awards in 2005 subject to time-based vesting that vested upon the termination of the employment of Mr. Gutierrez on February 7, 2008. Additionally, a contingent grant of 122,000 time based restricted stock units was approved by the Compensation Committee in January 2008. Of these, 3,388 time based restricted stock units vested upon Mr. Gutierrez’ resignation on February 7, 2008, and the remainder were forfeited.
(10)	Includes (i) $599,135 in respect of severance payments to Mr. Gutierrez during 2008 as a result of the termination of his employment on February 7, 2008, (ii) $2,852 in respect of employer contributions to Mr. Gutierrez’ 401(k) account and (iii) $15,592 in respect of premiums for term life insurance policies for the benefit of Mr. Gutierrez.
(11)	Reflects the grants of restricted stock unit awards in 2005, 2007 and 2008 that are subject to performance-based conditions on vesting and grants of restricted stock unit awards in 2008 that are subject to time-based conditions on vesting. Also includes 264,935 shares of common stock (178,964 net shares, after withholding 85,971 shares to satisfy income taxes thereon) that were awarded to Mr. O’Donnell under the Company’s Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis.
(12)	Includes $9,200 in respect of employer contributions to Mr. O’Donnell’s 401(k) account and $1,950 in respect of premiums for term life insurance policies for the benefit of Mr. O’Donnell. In addition, reflects perquisites and other personal benefits in the aggregate amount of $12,880, which includes (i) $5,680 associated with country club dues and (iii) $7,200 associated with an automobile allowance.
(13)	Reflects the grants of restricted stock unit awards in 2005, 2007 and 2008 that are subject to performance-based conditions on vesting and grants of restricted stock unit awards in 2008 that are subject to time-based conditions on vesting. Also includes 104,973 shares of common stock (70,909 net shares, after withholding 34,064 shares to satisfy income taxes thereon) that were awarded to Mr. Pretty under the Company’s Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis.
(14)	Includes $9,200 in respect of employer contributions to Mr. Pretty’s 401(k) account and $1,261 in respect of premiums for term life insurance policies for the benefit of Mr. Pretty. In addition, reflects perquisites and other personal benefits in the aggregate amount of $12,880, which includes (i) $5,680 associated with country club dues and (iii) $7,200 associated with an automobile allowance.
(15)	Reflects the grants of restricted stock unit awards in 2007 and 2008 that are subject to performance-based conditions on vesting and grants of restricted stock unit awards in 2008 that are subject to time-based conditions on vesting. Also includes 273,564 shares of common stock (150,460 net shares, after withholding 123,104 shares to satisfy income taxes thereon) that were awarded to Mr. Williamson under the Company’s Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis.
(16)	Represents (i) payment of $36,750 into a private pension investment plan owned by Mr. Williamson and (ii) $10,065 in respect of the value of Mr. Williamson’s personal use of an automobile that the Company owns. Both amounts were converted from Euros at an assumed exchange rate of $1.47 per Euro, which represents the average exchange rate for 2008.
(17)	Reflects the grants of restricted stock unit awards in 2007 and 2008 that are subject to performance-based conditions on vesting and grants of restricted stock unit awards in 2008 that are subject to time-based conditions on vesting. Also includes 305,474 shares of common stock (168,010 net shares, after withholding 137,464 shares to satisfy income taxes thereon) that were awarded to Mr. Badrinas under the Company’s Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis.
(18)	Represents the value of Mr. Badrinas’ personal use of an automobile that the Company owns, converted from Euros at an assumed exchange rate of $1.47 per Euro, which represents the average exchange rate for 2008.
(19)	Reflects a contingent grant of 20,000 time based restricted stock units approved by the Compensation Committee in January 2008. Of these, 3,333 time based restricted stock units vested on July 16, 2008 in connection with Mr. Mayer’s receipt of a notice of termination of employment from the Company on June 16, 2008. The remainder of Mr. Mayer’s time based restricted stock units granted in 2008 were forfeited. On January 15, 2009, Xerium Germany GmbH, a subsidiary of the Company, entered into a settlement agreement with Mr. Mayer, pursuant to which his employment was formally terminated on January 15, 2009. Additionally, reflects the grants of restricted stock unit awards in 2005 and 2007 that are subject to performance-based conditions on vesting. Under the terms of the settlement agreement, Mr. Mayer will continue to vest in the restricted stock unit awards granted in 2005 and 2007 through May 19, 2009 and June 30, 2009, respectively. Also includes 203,649 shares of common stock that were awarded to Mr. Mayer under the Company’s Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis.
(20)	Represents the value of Mr. Mayer’s personal use of an automobile that the Company owns, converted from Euros at an assumed exchange rate of $1.47 per Euro, which represents the average exchange rate for 2008.

Grant of Plan-Based Awards

In 2008, the principal component of compensation paid to the Named Executive Officers was base salary. The following table sets forth information with respect to plan-based awards granted to Named Executive Officers in 2008.

Name	Grant Date		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Stephen R. Light	—		$568,000	$568,000	$1,136,000	—	—	—	—	—	—	—
	2/26/08		—	—	—	—	—	—	75,000	—	—	$375,750
	6/13/08		—	—	—	—	—	—	37,500	—	—	$202,125

Thomas Gutierrez	1/03/08	(2)	—	—	—	—	—	—	244,000	—	—	$854,463

Michael O’Donnell	—		$0	$249,000	$498,000	—	—	—	—	—	—	—
	1/03/08	(2)	—	—	—	—	—	—	98,000	—	—	$343,186

David Pretty	—		$0	$175,000	$350,000	—	—	—	—	—	—	—
	1/03/08	(2)	—	—	—	—	—	—	78,000	—	—	$273,148

Peter Williamson	—		$0	$213,672	$427,344	—	—	—	—	—	—	—
	1/03/08	(2)	—	—	—	—	—	—	78,000	—	—	$273,148
	6/13/08		—	—	—	—	—	—	30,000	—	—	$161,700

Joan “John” Badrinas Ardevol	—		—	$191,400	$382,800	—	—	—	—	—	—	—
	1/03/08	(2)	—	—	—	—	—	—	78,000	—	—	$273,148

Josef Mayer	—		$0	$191,400	$382,800	—	—	—	—	—	—	—
	1/03/08	(2)	—	—	—	—	—	—	40,000	—	—	$140,076

(1)	These columns show the range of payouts targeted under the Performance Award Program for 2008 as described under the section entitled “Annual Incentive Bonus” in Compensation Discussion and Analysis. Participants in the Performance Award Program for 2008 may elect to receive up to half of any payouts in cash and the remaining portion in shares of common stock granted under the 2005 Equity Incentive Plan. The number of shares awarded was based on $0.74 per share, the average closing price of the Company’s common stock over the 20 trading-days prior to December 31, 2008.
(2)	Reflects grants of time based and shareholder return based awards during 2008 under the 2005 Equity Incentive Plan as described under the section entitled “Long-Term Compensation” in Compensation Discussion and Analysis.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information for the Named Executive Officers regarding outstanding equity awards held as of December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Stephen R. Light	—	—	—	—	—	112,500	(2)	$74,250	—		$—
Thomas Gutierrez	—	—	—	—	—	—		$—	—		$—
Michael O’Donnell	—	—	—	—	—	49,000	(3)	$32,340	187,334	(5)	$123,640
David Pretty	—	—	—	—	—	39,000	(3)	$25,740	113,584	(6)	$74,965
Peter Williamson	—	—	—	—	—	69,000	(4)	$45,540	64,000	(7)	$42,240
Joan “John” Badrinas Ardevol	—	—	—	—	—	39,000	(3)	$25,740	80,250	(8)	$52,965
Josef Mayer	—	—	—	—	—	—		$—	103,750	(9)	$68,475

(1)	Market values in this table are determined using a price per share of the Company’s common stock of $0.66, the closing price on the New York Stock Exchange on December 31, 2008.
(2)	Reflects 75,000 and 37,500 restricted stock unit awards granted on February 26, 2008 and June 13, 2008, respectively, that are subject to time-based conditions on vesting. The awards granted on February 26, 2008 vest annually in equal installments on January 3, 2009, 2010 and 2011. The awards granted on June 13, 2008 vest annually in equal installments on June 13, 2009, 2010 and 2011.
(3)	On January 3, 2008, the Compensation Committee granted contingent time-based restricted stock unit awards that were contingent on shareholder approval of an increase in the number of shares eligible for grants under the 2005 Plan and shareholder approval of the increase was obtained at the 2008 Annual Meeting held on August 6, 2008. These awards vest annually in equal installments on January 3, 2009, 2010 and 2011.
(4)	Reflects 39,000 restricted stock unit awards granted under the terms discussed in (2) above. Also includes 30,000 restricted stock unit awards granted on June 13, 2008 that are subject to time-based conditions on vesting and which vest on June 13, 2011.
(5)	Reflects 83,334 and 55,000 restricted stock unit awards granted on May 19, 2005 and May 16, 2007, respectively, that are subject to performance-based conditions on vesting. For both the restricted stock unit awards granted on May 19, 2005 and May 16, 2007, on the first, second, third and fourth anniversaries of each such respective grant date a total of 25%, 50%, 75% and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. O’Donnell must continue to be employed by the Company through the fourth anniversaries of these grants in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. Also, reflects 49,000 restricted stock unit awards that are subject to performance-based conditions on vesting that were granted on January 3, 2008 contingent on shareholder approval of an increase in the number of shares eligible for grants under the 2005 Plan which was obtained at the 2008 Annual Meeting held on August 6, 2008. On the first, second and third anniversaries of each such respective grant date a total of 33.33%, 66.66%, and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. O’Donnell must continue to be employed by the Company through January 3, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely.
(6)

Reflects 33,334 and 41,250 restricted stock unit awards granted on May 19, 2005 and May 16, 2007, respectively, that are subject to performance-based conditions on vesting. For both the restricted stock unit awards granted on May 19, 2005 and May 16, 2007, on the first, second, third and fourth anniversaries of each such respective grant date a total of 25%, 50%, 75% and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. Pretty must continue to be employed by the Company through the fourth anniversaries of these grants in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. Also, reflects 39,000 restricted stock unit awards that are subject to performance-based conditions on vesting that were granted on January 3, 2008 contingent on shareholder approval of an increase in the number of shares eligible for grants under the 2005 Plan and shareholder approval of the increase was obtained at the 2008 Annual Meeting held on August 6, 2008. On the first, second and third anniversaries of each such respective grant date a total of 33.33%, 66.66%, and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. Pretty must continue to be employed by the Company through the January 3, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely.

(7)	Reflects 25,000 restricted stock unit awards granted on May 16, 2007 that are subject to performance-based conditions on vesting. On the first, second, third and fourth anniversaries of each such respective grant date a total of 25%, 50%, 75% and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. Williamson must continue to be employed by the Company through the May 16, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. Also, reflects 39,000 restricted stock unit awards that are subject to performance-based conditions on vesting that were granted on January 3, 2008 contingent on shareholder approval of an increase in the number of shares eligible for grants under the 2005 Plan and shareholder approval of the increase was obtained at the 2008 Annual Meeting held on August 6, 2008. On the first, second and third anniversaries of each such respective grant date a total of 33.33%, 66.66%, and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. Williamson must continue to be employed by the Company through the January 3, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely.
(8)	Reflects 41,250 restricted stock unit awards granted on May 16, 2007 that are subject to performance-based conditions on vesting. On the first, second, third and fourth anniversaries of each such respective grant date a total of 25%, 50%, 75% and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. Badrinas must continue to be employed by the Company through the May 16, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. Also, reflects 39,000 restricted stock unit awards that are subject to performance-based conditions on vesting that were granted on January 3, 2008 contingent on shareholder approval of an increase in the number of shares eligible for grants under the 2005 Plan and shareholder approval of the increase was obtained at the 2008 Annual Meeting held on August 6, 2008. On the first, second and third anniversaries of each such respective grant date a total of 33.33%, 66.66%, and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. Badrinas must continue to be employed by the Company through the January 3, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely.
(9)	Reflects 62,500 and 41,250 restricted stock unit awards granted on May 19, 2005 and May 16, 2007, respectively, that are subject to performance-based conditions on vesting. For both the restricted stock unit awards granted on May 19, 2005 and May 16, 2007, on the first, second, third and fourth anniversaries of each such respective grant date a total of 25%, 50%, 75% and 100%, respectively, of each such restricted stock unit award will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, whether or not any prior year’s target was satisfied. Generally, these awards provided that Mr. Mayer must continue to be employed by the Company through the fourth anniversaries of these grants in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. On June 16, 2008, a notice of termination of employment was delivered to Mr. Mayer, effective June 30, 2009. On January 15, 2009, Xerium Germany GmbH, a subsidiary of the Company, entered into a settlement agreement with Mr. Mayer, pursuant to which his employment was formally terminated on January 15, 2009. Under the terms of the settlement agreement, Mr. Mayer will continue to vest in the restricted stock unit awards granted on May 19, 2005 and May 16, 2007 through May 19, 2009 and June 30, 2009, respectively.

Option Exercises and Stock Vested Table

The following table sets forth information for the Named Executive Officers regarding the value realized during 2008 by such executives pursuant to shares acquired upon vesting of stock awards. None of the Named Executive Officers exercised any stock options during 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Stephen R. Light	—	—	—		—
Thomas Gutierrez	—	—	85,861	(1)	$449,912	(2)
Michael O’Donnell	—	—	—		—
David Pretty	—	—	—		—
Peter Williamson	—	—	—		—
Joan “John” Badrinas Ardevol	—	—	—		—
Josef Mayer	—	—	3,333	(3)	$14,399	(4)

(1)	These shares became vested on February 7, 2008 as a result of the termination of Mr. Gutierrez’s employment on that date. Of these shares, 22,710 shares were withheld by the Company in respect of tax obligations.
(2)	Market value is determined using a price per share of the Company’s common stock of $5.24, the closing price on the New York Stock Exchange on February 7, 2008.
(3)	The shares reflected in the table became vested on July 16, 2008. Of these 3,333 shares, 1,500 shares were withheld by the Company in respect of tax obligations.
(4)	Market value is determined using a price per share of the Company’s common stock of $4.32, the closing price on the New York Stock Exchange on July 16, 2008.

Pension Benefits

Pension Plan. The Company’s non-union U.S. pension plan is a funded, tax-qualified, noncontributory defined-benefit pension plan. Benefits under the non-union U.S. pension plan are based upon an employee’s years of service and the average of the employee’s highest five calendar years of compensation in the last ten calendar years of service with the Company and its subsidiaries, the “final average earnings,” and are payable after retirement. Covered employees become vested in the non-union U.S. pension plan after the completion of five years of vesting service. Earnings covered by the non-union U.S. pension plan are total cash compensation, including salary and bonuses, less taxable fringe benefits, as defined in the plan. Benefits under the non-union U.S. pension plan are calculated as an annuity equal to 0.9% to 1.4% of the participant’s final average earnings multiplied by years of service. Credited years of service cannot exceed 30 years. For purposes of the annual pension benefit calculation, final average earnings as of December 31, 2008 could not exceed $230,000. Contributions to the non-union U.S. pension plan were made entirely by the Company and were paid into a trust fund from which the benefits of participants will be paid. The benefits listed in the table below are not subject to any deduction for Social Security, but are subject to offset by accrued benefits under specified predecessor plans.

On September 24, 2008, the Company announced that it was freezing benefit pension accruals under the non-union U.S. pension plan effective December 31, 2008 so that future service beyond December 31, 2008 will no longer be credited under the non-union U.S. pension plan. Employees who were vested as of December 31, 2008 were entitled to their benefit earned as of December 31, 2008. Current employees who were not vested as of December 31, 2008 will be entitled to their benefit earned as of December 31, 2008 upon five years of continuous employment from date of hire.

The Company makes an annual contribution in the amount of $36,750 into a private pension investment plan owned by Mr. Williamson as long as he remains employed by the Company. The Company will have no further contribution obligation with respect to Mr. Williamson’s private pension investment plan following a termination of his employment with the Company.

Supplemental Executive Retirement Plans. The Company adopted a SERP for each of Messrs. Light, O’Donnell and Gutierrez in connection with their employment agreements. The SERPs are unfunded, nonqualified plans. Under the applicable SERP, each of Messrs. Gutierrez and O’Donnell would be entitled to receive, at age 62, and Mr. Light would be entitled to receive on the first day of the month next following the date of his retirement, annual SERP payments equal to a specified percentage of his average annual base salary during the three years in which his base salary was highest during the ten years immediately prior to termination of employment (not including any compensation earned before January 1, 2004), multiplied by the executive’s years of service with the Company, less the amounts to which he is entitled under the Company’s non-union U.S. pension plan. The SERP benefit formula is based on a percentage factor of 3%, 2.5%, and 3% for Messrs. Light, O’Donnell and Gutierrez, respectively. Each of Mr. Gutierrez and Mr. O’Donnell is fully vested in his SERP benefit. The annual payments under the SERP, before offsets, cannot exceed 50% of the three-year average annual base salary.

Although the normal form of payment under the SERP is an annuity, the SERP for Mr. Gutierrez permits him to elect an alternative payment option selected from among actuarially equivalent forms permitted under the non-union U.S. pension plan, provided that any such election must be made at the time and in the manner that the Compensation Committee provides, consistent with Section 409A of the Code.

In the event of a participant’s death before commencement of his benefit, whether or not he is employed by the Company at time of death, the participant’s surviving spouse, if any, is entitled to receive an annual benefit for the remainder of her life equal to 50% of the benefit the participant would have been entitled to receive assuming payment in the form of a 50% joint and survivor annuity. With respect to the SERPs applicable to Messrs. O’Donnell and Gutierrez, if the participant retires after age 55 but before age 62 with at least five years of service, he will be entitled to receive benefits under the SERP immediately following his retirement, but any such benefits will be reduced by one third of one percent for each month prior to age 62. If the participant retires before age 62 and without having completed five years of service, or before age 55 with at least five years of service, he will not be entitled to receive a benefit under the SERP until he turns 62.

Mr. Gutierrez resigned from the Company on February 7, 2008 at the age of 59 and with at least five years of service. During 2008, Mr. Gutierrez received benefit payment of $90,161 under the SERP. On March 30, 2009, the Company received notice from Mr. O’Donnell of his resignation from the Company, which is expected to be effective with his departure in May 2009. At the date of resignation, Mr. O’Donnell’s age will be 53 and he will have at least five years of service. Accordingly, he will not be entitled to receive a benefit under the SERP until he turns 62.

The SERP is unfunded and payable from the Company’s general assets, except that in the event of certain change of control transactions, the Company will establish an irrevocable trust, which is a so called “rabbi trust,” and contribute an amount equal to the actuarial equivalent of the SERP benefit.

The SERP can be amended only by written instrument signed by the Company pursuant to authorization of the Compensation Committee and by the participant (or, following the participant’s death, if benefits remain payable to his spouse, by his spouse).

The following table sets forth information on the present value of accumulated benefits payable to each of the Named Executive Officers, including the number of years of service credited to each such Named Executive Officer, under the non-union U.S. pension plan and his SERP (to the extent that such Named Executive Officer participates in the non-union U.S. pension plan or a SERP) determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)			Payments During Last Fiscal Year ($)
Stephen R. Light	SERP	0.833		$196,624			— —
Thomas Gutierrez	non-union U.S. pension plan SERP	6.486 6.486	$ $	140,859 1,264,215	(2)	$	— 90,161
Michael O’Donnell	non-union U.S. pension plan SERP	5.833 5.833	$ $	92,345 453,552	(2)		— —
David Pretty	non-union U.S. pension plan	8.917		$82,986			—
Peter Williamson	—	—		—			—
Joan “John” Badrinas Ardevol	—	—		—			—
Josef Mayer	—	—		—			—

(1)	As of December 31, 2008. Covered employees become vested in the non-union U.S. pension plan after the completion of five years of vesting service.
(2)	The SERP benefits listed in the table reflect the assumed offset for amounts payable under the non-union U.S. pension plan.

Nonqualifed Deferred Compensation

None of the Named Executive Officers received any nonqualified deferred compensation in 2008.

Employment Agreements and Potential Payments Upon Termination or Change in Control

The Company has entered into an employment agreement with each of Stephen R. Light, Thomas Gutierrez, Michael O’Donnell, David Pretty, Peter Williamson, Joan “John” Badrinas Ardevol, and Josef Mayer. The employment period under the agreements will continue until terminated by the Company or the Named Executive Officer. The employment agreements for these executives provide the specific terms set forth below.

For additional information with respect to the employment agreements between the Company and its Named Executive Officers, please see the section “Employment Agreements” in Compensation Discussion & Analysis.

Also set forth below, after the description of the applicable employment agreement, are tables that show the potential amounts payable to each of the Named Executive Officers in accordance with their respective employment agreements and other agreements with the Company in the event of termination of such executive’s employment in the circumstances described in the category headings of the tables, assuming that such termination was effective as of December 31, 2008. The amounts in the tables are estimates of the amounts which would be paid out to the executives in accordance with their respective employment agreements upon their termination, other than in the case of Mr. Gutierrez and Mr. Mayer. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company. Regardless of the manner in which a Named Executive Officer’s employment terminates, he may be entitled to receive amounts earned during his term of employment. Such amounts include earned and unpaid base salary, vacation pay, and regular pension benefits (see “Pension Benefits” above). In addition, each of Messrs. Light, O’Donnell, Pretty, Williamson, Badrinas, and Mayer was also a participant in the Performance Award Program for 2008, which provides that participants were entitled to receive their award if they were employed with the Company on December 31, 2008. For additional information with respect to the Performance Award Program for 2008, please see the section “Short-Term Incentive Compensation” in Compensation Discussion & Analysis.

Stephen R. Light. Mr. Light serves as the Company’s President, Chief Executive Officer and Chairman. As of December 31, 2008, under the terms of his employment agreement, Mr. Light receives a base salary of $710,000, which may be increased at the discretion of the Board of Directors of the Company. The employment agreement contains a bonus guarantee for fiscal 2008 equal to 80% of his base salary at the rate in effect on December 31, 2008. Pursuant to an amendment to his employment agreement on February 11, 2008, the Company provides him with life insurance coverage in an amount equal to $2,000,000. If Mr. Light terminates his employment other than for “good reason” (as defined in his employment agreement), he is entitled to his unpaid salary and benefits through his date of termination. If his employment terminates because of his death or disability, then he is entitled to his earned and unpaid salary through his date of termination and the payout he would have earned under the Company’s annual bonus plan for the fiscal year in which the termination occurs, prorated to reflect the number of days that he worked in the fiscal year. In addition, if his employment terminates because of his disability, he is entitled to participate in medical/dental benefit plans for 18 months (or such longer period as may be provided in the Company’s benefit plans). If the Company terminates his employment for any other reason (other than “cause” (as defined in his employment agreement)), or if he terminates his employment for “good reason,” then he is entitled to (i) receive his base salary for two years, (ii) a payment equal to 80% of his base salary (or, if greater and three full fiscal years have been completed since the effectiveness of his employment agreement, 100% of his average annual bonus for the preceding three years), and (iii) participate in medical/dental benefit plans for two years (or such longer period as may be provided in the Company’s benefit plans), provided that the timing of certain payments may be delayed under Section 409A of the Code. If any such termination occurs within three months prior to or two years following certain specified change of control transactions, then the period of base salary and medical/dental benefit continuation shall be three years instead of two. If the Company terminates his employment for “cause,” he is entitled only to payment of his earned and unpaid base salary for the period prior to termination.

The employment agreement provides that the Company will grant Mr. Light 75,000 time based restricted stock units under the Company’s 2005 Equity Incentive Plan. Under the award, the Company shall issue one share of common stock in respect of each fully vested time based restricted stock unit. The time based restricted stock unit award will vest completely in nearly equal installments on the first, second, and third anniversaries of January 3, 2008 provided that Mr. Light continues to be employed by the Company on such dates and is subject to earlier vesting in certain circumstances. In particular, in the event of a termination of employment as a result of death or disability, termination of employment by the Company without “cause” (as defined in the award) or termination by Mr. Light for “good reason” (as defined in his employment agreement), the entire unvested portion of the time based restricted stock unit award shall vest. Dividends on such time based restricted stock units will be paid at the same rate as dividends on the Company’s common stock, but only in the form of additional restricted stock units.

The employment agreement also provides that on each of January 1, 2009 and January 1, 2010, provided that Mr. Light is employed by the Company on such dates, the Company will grant Mr. Light restricted stock units under the equity incentive plan then in effect in a number equal to that number of shares of the common stock of the Company with a total fair market value of $1,250,000.00 on the last business day prior to the date of grant. Fifty percent of the restricted stock units of each such grant shall be subject to the Company’s time based restricted stock agreement then in effect and the remaining fifty percent of the restricted stock units of each such grant shall be subject the Company’s performance based restricted stock agreement then in effect. Such restricted stock units shall also be subject to the terms and conditions of the equity incentive plan under which they are granted.

Because the amount of restricted stock units to have been granted to Mr. Light on January 1, 2009 exceeded the amount permitted by the 2005 Plan, the Compensation Committee approved restricted stock unit grants to Mr. Light as follows: (i) 341,761 time-based restricted stock units; (ii) 605,209 time-based restricted stock units that are contingent on shareholder approval of an increase in the maximum number of shares that may be granted as stock awards to any one person in any calendar year under the 2005 Plan; and (iii) 946,969 performance-based restricted stock units that are contingent on shareholder approval of the same increase.

The employment agreement also provides, with certain exceptions, that Mr. Light may not participate in any entity or engage in any activity that competes with the Company or any of its subsidiaries during his employment and for a period of two years after his employment terminates. In addition, the employment agreement imposes certain non-solicitation obligations on him during the same period of time.

The employment agreement also provides that he is entitled to participate in the SERP, described above under “Pension Plan Benefits,” which constitutes an attachment to the employment agreement.

If it is determined that any payment or benefit provided to Mr. Light by the Company or any of its subsidiaries will be subject to the excise tax imposed by Section 4999 of the Code, the employment agreement provides that the Company will make an additional lump-sum payment to Mr. Light sufficient, after giving effect to all federal, state and other taxes and charges with respect to such payment, to make Mr. Light whole for all taxes imposed under or as a result of Section 4999.

Potential Payments to Mr. Light Upon Termination or a Change of Control at December 31, 2008:

Reason for Termination	Cash Severance Payment (2)	Equity Awards (3)	Incremental Pension Benefits	Continuation of Medical/ Dental Benefits	Excise Tax Gross-up	Benefits under Life Insurance Policies the Premiums for which are Paid for By the Company	Total Termination Benefits
Death	$447,220	$521,470	$—	$—	$—	$2,000,000	$2,968,690
Disability(1)	$447,220	$521,470	$—	$8,836	$—	$—	$977,526
By the Company for Cause(1)	$447,220	$447,220	$188,963	$—	$—	$—	$1,083,403
By the Company without Cause (1) and not within 3 months before or 24 months after a Change of Control(1)	$2,435,220	$521,470	$188,963	$11,781	$—	$—	$3,157,434
By the Company without Cause(1) and within 3 months before or 24 months after a Change of Control (1)	$3,145,220	$521,470	$188,963	$17,672	$—	$—	$3,873,325
By the Executive for Good Reason (1) and not within 3 months before or 24 months after a Change of Control(1)	$2,435,220	$521,470	$188,963	$11,781	$—	$—	$3,157,434
By the Executive for Good Reason (1) and within 3 months before or 24 months after a Change of Control (1)	$3,145,220	$521,470	$188,963	$17,672	$—	$—	$3,873,325
By the Executive without Good Reason(1)	$447,220	$447,220	$188,963	$—	$—	$—	$1,083,403

(1)	As defined in Mr. Light’s Employment Agreement.
(2)	The amounts set forth under cash severance payments are payable over time as continuation of the payment of base salary or in a lump sum as described in the description of Mr. Light’s employment agreement above. In addition, this column includes cash payments under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. Light being employed with the Company on December 31, 2008.
(3)	This column includes equity awards under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. Light being employed with the Company on December 31, 2008. Additionally, as of December 31, 2008, Mr. Light held the following restricted stock unit awards:
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75,000 time based restricted stock units granted February 26, 2008 that vest annually in equal installments on January 3, 2009, 2010 and 2011. Under the terms of this time based restricted stock unit award, in the event Mr. Light’s employment terminates as a result of a Change of Control (as defined in such award), a pro rata percentage shall become vested immediately and that portion of the award that is not then vested shall be forfeited automatically. If Mr. Light ceases to be employed by the Company prior to a vesting date as a result of resignation, dismissal or any other reason, then the portion of the award that has not previously vested shall be forfeited automatically; provided that (i) in the event of a termination of Mr. Light’s employment as a result of death or disability (as defined in such award) then the entire portion of the award shall become vested on the date of such termination. In the event of termination of Mr. Light’s employment by the Company other than for Cause or termination of the Employee’s employment with the Company by the Employee for Good Reason (as defined in such award), the entire portion of the award that is then not vested shall become vested. The value in the table above for the vesting of this time based restricted stock unit award was calculated based upon a price per share of the Company’s common stock of $0.66, the closing price on the New York Stock Exchange on December 31, 2008.

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37,500 time based restricted stock units granted June 13, 2008 that vest annually in equal installments on June 13, 2009, 2010 and 2011. Under the terms of this time based restricted stock unit award, in the event Mr. Light’s employment terminates as a result of a Change of Control (as defined in such award), a pro rata percentage shall become vested immediately and that portion of the award that is not then vested shall be forfeited automatically. If Mr. Light ceases to be employed by the Company prior to a vesting date as a result of resignation, dismissal or any other reason, then the portion of the award that has not previously vested shall be forfeited automatically; provided that (i) in the event of a termination of Mr. Light’s employment as a result of death or disability (as defined in such award) then the entire portion of the award shall become vested on the date of such termination. In the event of termination of Mr. Light’s employment by the Company other than for Cause or termination of the Employee’s employment with the Company by the Employee for Good Reason (as defined in such award), the entire portion of the award that is then not vested shall become vested. The value in the table above for the vesting of this time based restricted stock unit award was calculated based upon a price per share of the Company’s common stock of $0.66, the closing price on the New York Stock Exchange on December 31, 2008.

Thomas Gutierrez. Mr. Gutierrez served as the Company’s President and Chief Executive Officer from January 2002 until his resignation in February 2008. Mr. Gutierrez submitted his resignation on the understanding with the Company that he would receive severance and other benefits in accordance with his employment agreement as if he had been terminated by the Company other than for “cause” (as defined in his employment agreement). Accordingly, under the terms of his employment agreement, Mr. Gutierrez is entitled to (i) receive his base salary for two years, (ii) a payment equal to 100% of his base salary (or, if greater and three full fiscal years have been completed since the effectiveness of the agreement, 100% of his average annual bonus for the preceding three years), (iii) participate in medical/dental benefit plans for two years (or such longer period as may be provided in the Company’s benefit plans), provided that the timing of certain payments may be delayed under Section 409A of the Code and (iv) receive his unpaid salary and benefits through his date of termination. If any such termination were to occur within three months prior to or two years following certain specified change of control transactions, then the period of base salary and medical/dental benefit continuation would be three years instead of two. The employment agreement also provides, with certain exceptions, that Mr. Gutierrez may not participate in any entity or engage in any activity that competes with the Company or any of its subsidiaries during his employment and for a period of two years after his employment terminates. In addition, the employment agreement imposes certain non-solicitation obligations on him during the same period of time.

The employment agreement also provides that he is entitled to participate in the SERP, described above under “Pension Plan Benefits,” which constitutes an attachment to the employment agreement.

If it is determined that any payment or benefit provided to Mr. Gutierrez by the Company or any of its subsidiaries will be subject to the excise tax imposed by Section 4999 of the Code, the employment agreement provides that the Company will make an additional lump-sum payment to Mr. Gutierrez sufficient, after giving effect to all federal, state and other taxes and charges with respect to such payment, to make Mr. Gutierrez whole for all taxes imposed under or as a result of Section 4999.

Under the terms of his employment agreement, Mr. Gutierrez received a base salary of $670,000 per annum for 2006 and 2007. The Company provided him with life insurance coverage in an amount that was two and one-half times his initial base salary.

Actual payments to Mr. Gutierrez during 2008 include (i) $599,135 in respect of severance payments to Mr. Gutierrez during 2008 as a result of the termination of his employment on February 7, 2008, (ii) $431,492 in respect of the issuance of common stock underlying restricted stock units that vested upon the termination of the employment of Mr. Gutierrez on February 7, 2008, (iii) $2,852 in respect of employer contributions to Mr. Gutierrez’ 401(k) account and $15,592 in respect of premiums for term life insurance policies for the benefit of Mr. Gutierrez and (iv) perquisites and other personal benefits in the aggregate amount of $1,239. Additionally, under the SERP, when Mr. Gutierrez resigned from the Company on February 7, 2008 he was 59 years of age and had at least five years of service. Accordingly, during 2008, Mr. Gutierrez received benefit payments of $90,161 under the SERP.

Michael O’Donnell. Mr. O’Donnell serves as the Company’s Chief Financial Officer. As of December 31, 2008, under the terms of his employment agreement, as amended, Mr. O’Donnell receives a base salary of $415,000, which may be increased at the discretion of the Compensation Committee. The Company provides him with life insurance coverage in an amount that is two and one-half times his initial base salary. If his employment terminates because of his death or disability, then he is entitled to his earned and unpaid salary through his date of termination and any payout he would have earned under the Company’s annual cash bonus plans for the fiscal year in which the termination occurs, prorated to reflect the number of days that he worked in the fiscal year. In addition, if his employment terminates because of disability, he is entitled to participate in medical/dental benefit plans for 18 months (or such longer period as may be provided in the Company’s benefit plans). If the Company terminates his employment for any other reason (other than “cause” (as defined in the employment agreement)), or if he terminates his employment for “good reason,” then he is entitled to (i) receive his base salary for 18 months, (ii) a payment equal to 60% of his base salary (or, if greater and three full fiscal years have been completed since the effectiveness of the agreement, 100% of his average annual bonus for the preceding three years), and (iii) participate in medical/dental benefit plans for 18 months (or such longer period as may be provided in the Company’s benefit plans), provided that the timing of certain payments may be delayed under Section 409A of the Code. If any such termination occurs within three months prior to or two years following certain specified change of control transactions, then the period of base salary and medical/dental benefit continuation shall be two years instead of 18 months. If the Company terminates his employment for “cause,” he is entitled only to payment of his earned and unpaid base salary for the period prior to termination.

The employment agreement also provides, with certain exceptions, that Mr. O’Donnell may not participate in any entity or engage in any activity that competes with the Company or any of its subsidiaries during his employment and for a period of one year after his employment terminates. In addition, the employment agreement imposes certain non-solicitation obligations on him during the same period of time.

The employment agreement also provides that he is entitled to participate in the SERP, described above under “Pension Plan Benefits,” which constitutes an attachment to the employment agreement.

If it is determined that any payment or benefit provided to Mr. O’Donnell by the Company or any of its subsidiaries will be subject to the excise tax imposed by Section 4999 of the Code, the employment agreement provides that the Company will make an additional lump-sum payment to Mr. O’Donnell sufficient, after giving effect to all federal, state and other taxes and charges with respect to such payment, to make Mr. O’Donnell whole for all taxes imposed under or as a result of Section 4999.

On March 30, 2009, the Company received notice from Mr. O’Donnell of his resignation from the Company, which is expected to be effective with his departure in May 2009.

Potential Payments to Mr. O’Donnell Upon Termination or a Change of Control at December 31, 2008:

Reason for Termination	Cash Severance Payment (2)	Equity Awards (3)	Incremental Pension Benefits	Continuation of Medical/ Dental Benefits	Excise Tax Gross-up	Benefits under Life Insurance Policies the Premiums for which are Paid for By the Company	Total Termination Benefits
Death	$196,053	$196,053	$—	$—	$—	$1,000,000	$1,392,106
Disability(1)	$196,053	$196,053	$—	$8,836	$—	$—	$400,942
By the Company for Cause(1)	$196,053	$196,053	$125,443	$—	$—	$—	$517,549
By the Company without Cause (1) and not within 3 months before or 24 months after a Change of Control(1)	$1,067,553	$225,698	$125,443	$8,836	$—	$—	1,427,530
By the Company without Cause(1) and within 3 months before or 24 months after a Change of Control (1)	$1,275,053	$228,393	$125,443	$11,781	$—	$—	1,640,670
By the Executive for Good Reason (1) and not within 3 months before or 24 months after a Change of Control(1)	$1,067,553	$225,698	$125,443	$8,836	$—	$—	1,427,530
By the Executive for Good Reason (1) and within 3 months before or 24 months after a Change of Control (1)	$1,275,053	$228,393	$125,443	$11,781	$—	$—	1,640,670
By the Executive without Good Reason(1)	$196,053	$196,053	$125,443	$—	$—	$—	$517,549

(1)	As defined in Mr. O’Donnell’s Employment Agreement.

(2)	The amounts set forth under cash severance payments are payable over time as continuation of the payment of base salary or in a lump sum as described in the description of Mr. O’Donnell’s employment agreement above. In addition, this column includes cash payments under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. O’Donnell being employed with the Company on December 31, 2008.
(3)	This column includes equity awards under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. O’Donnell being employed with the Company on December 31, 2008. Additionally, as of December 31, 2008, Mr. O’Donnell held the following restricted stock unit awards:
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a performance based restricted stock unit award with respect to 83,334 shares of common stock that was granted on May 19, 2005. On the first, second, third and fourth anniversaries of May 19, 2005 a total of 25%, 50%, 75% and 100%, respectively, of the restricted stock units will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, which is based upon a 13% compounded annual return rate from the Company’s initial public offering stock price on May 19, 2005, whether or not any prior year’s target was satisfied. Any restricted stock units that are deemed to satisfy a cumulative total return vesting requirement in respect of a particular year will retain that status even if the cumulative total return on the Company’s common stock subsequently decreases or does not satisfy any subsequent year’s target. On May 19, 2009, any restricted stock units that have not been deemed to satisfy the cumulative total return vesting requirement shall be forfeited. Generally, Mr. O’Donnell must continue to be employed by the Company through May 19, 2009 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been deemed to satisfy the cumulative shareholder return vesting requirement through the date of termination shall vest completely and the remainder shall be forfeited. Since no portion of this restricted stock unit had satisfied the cumulative shareholder return vesting requirement through December 31, 2008, no amount is included in the table above in respect of these awards. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have previously been deemed to satisfy the cumulative total return vesting requirement will vest completely and, if the Compensation Committee determines that the transaction price corresponds to a cumulative annual return that would satisfy any prior or subsequent cumulative total return targets then the restricted stock units that would have been deemed to satisfy such cumulative total return targets shall vest completely. Any other of these performance-based restricted stock units shall be forfeited unless the Compensation Committee determines otherwise.

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a performance based restricted stock unit award with respect to 55,000 shares of common stock that was granted on May 16, 2007. On the first, second, third and fourth anniversaries of May 16, 2007 a total of 25%, 50%, 75% and 100%, respectively, of the restricted stock units will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target (which is based upon a 13% compounded annual growth rate from the date of grant), whether or not any prior year’s target was satisfied. Any restricted stock units that are deemed to satisfy a cumulative total return vesting requirement in respect of a particular year will retain that status even if the cumulative total return on the Company’s common stock subsequently decreases or does not satisfy any subsequent year’s target. On May 16, 2011, any restricted stock units that have not been deemed to satisfy the cumulative total return vesting requirement shall be forfeited. Generally, Mr. O’Donnell must continue to be employed by the Company through May 16, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been deemed to satisfy the cumulative shareholder return vesting requirement through the date of termination shall vest completely and the remainder shall be forfeited. Since no portion of this restricted stock unit had satisfied the cumulative shareholder return vesting requirement through December 31, 2008, no amount is included in the table above in respect of these awards. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have previously been deemed to satisfy the cumulative total return vesting requirement will vest completely and, if the Compensation Committee determines that the transaction price corresponds to a cumulative annual return that would satisfy any prior or subsequent cumulative total return targets then the restricted stock units that would have been deemed to satisfy such cumulative total return targets shall vest completely. Any other of these performance-based restricted stock units shall be forfeited unless the Compensation Committee determines otherwise.

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a time based restricted stock unit award with respect to 49,000 shares of common stock that was granted on August 6, 2008 and which vests annually in equal installments on January 3, 2009, 2010 and 2011. Under the terms of this time based restricted stock unit award, in the event Mr. O’Donnell’s employment terminates as a result of a Change of Control (as defined in such award), the entire portion of the award shall become vested on the date of such termination. If Mr. O’Donnell ceases to be employed by the Company prior to a vesting date as a result of resignation, dismissal or any other reason, then the portion of the award that has not previously vested shall be forfeited automatically In the event of termination of Mr. O’Donnell’s employment by the Company other than for Cause or termination of the Employee’s employment with the Company by the Employee for Good Reason (as defined in such award), a pro rata percentage of the award that is then not vested shall become vested on the date of termination. The value in the table above for the vesting of this time based restricted stock unit award was calculated based upon a price per share of the Company’s common stock of $0.66, the closing price on the New York Stock Exchange on December 31, 2008.

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a performance based restricted stock unit award with respect to 49,000 shares of common stock that was granted on August 6, 2008. On each of the first, second and third anniversaries of January 3, 2008 (the “Determination Date”) a total of 33.3%, 66.7% and 100%, respectively, of the restricted stock units will be earned if the Adjusted Fair Market Value (as defined in the award) of the Company’s common stock equals or exceeds the price target for that date as established by the Compensation Committee prior to the grant date, which is $7.50, $9.50 and $12.00, respectively. In the event that the price target on a Determination Date is not satisfied, but the price target for the subsequent Determination Date is satisfied, that portion of the award not previously earned shall become earned. On January 3, 2011 any restricted stock units that have not been earned shall be forfeited. Generally, Mr. O’Donnell must continue to be employed by the Company through January 3, 2011 in order for any of the restricted stock units that equaled or exceeded the price targets to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been earned shall vest completely and the remainder shall be forfeited. Since the first Determination Date does not occur until January 3, 2009, no amount is included in the table above in respect of these awards as of December 31, 2008. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have been previously earned will vest completely and the unvested awards shall be forfeited automatically unless the Compensation Committee determines otherwise.

David Pretty. Mr. Pretty serves as the Company’s President—Xerium North America. As of December 31, 2008, under the terms of his employment agreement, Mr. Pretty receives a base salary of $350,000, which may be increased at the discretion of the Board of Directors of the Company. If his employment terminates because of his death or disability, then he is entitled to his earned and unpaid salary through his date of termination. In addition, if his employment terminates because of disability, he is entitled to participate in medical/dental plans for 18 months (or such longer period as may be provided in the Company’s benefit plans). If the Company terminates his employment for any other reason (other than “cause” (as defined in the employment agreement)), or if he terminates his employment for “good reason,” then he is entitled to receive his base salary for one year and participate in medical/dental benefit plans for one year (or such longer period as may be provided in the Company’s benefit plans), provided that the timing of certain payments may be delayed under Section 409A of the Code. If any such termination occurs within three months prior to or two years following certain specified change of control transactions, then the period of base salary and medical/dental benefit continuation shall be 18 months instead of one year. If the Company terminates his employment for “cause,” he is entitled only to payment of his earned and unpaid base salary for the period prior to termination. The employment agreement also provides, with certain exceptions, that Mr. Pretty may not participate in any entity or engage in any activity that competes with the Company or any of its subsidiaries during his employment and for a period of one year after his employment terminates. In addition, the employment agreement imposes certain non-solicitation obligations on him during the same period of time.

If it is determined that any payment or benefit provided to Mr. Pretty by the Company or any of its subsidiaries will be subject to the excise tax imposed by Section 4999 of the Code, the employment agreement provides that the Company will reduce such payments and benefits to the extent necessary so that no portion of the remaining payments and benefits will be subject to the excise tax.

Potential Payments to Mr. Pretty Upon Termination or a Change of Control at December 31, 2008:

Reason for Termination	Cash Severance Payment (2)	Equity Awards (3)	Incremental Pension Benefits	Continuation of Medical/ Dental Benefits	Excise Tax Gross-up	Benefits under Life Insurance Policies the Premiums for which are Paid for By the Company	Total Termination Benefits
Death	$77,680	$77,680	$—	$—	$—	$637,000	$792,360
Disability(1)	$77,680	$77,680	$—	$13,591	$—	$—	$168,951
By the Company for Cause(1)	$77,680	$77,680	$26,101	$—	$—	$—	$181,461
By the Company without Cause (1) and not within 3 months before or 24 months after a Change of Control(1)	$427,680	$101,275	$26,101	$9,061	$—	$—	$564,117
By the Company without Cause(1) and within 3 months before or 24 months after a Change of Control (1)	$602,680	$103,420	$26,101	$13,591	$—	$—	$745,792
By the Executive for Good Reason (1) and not within 3 months before or 24 months after a Change of Control(1)	$427,680	$101,275	$26,101	$9,061	$—	$—	$564,117
By the Executive for Good Reason (1) and within 3 months before or 24 months after a Change of Control (1)	$602,680	$103,420	$26,101	$13,591	$—	$—	$745,792
By the Executive without Good Reason(1)	$77,680	$77,680	$26,101	$—	$—	$—	$181,461

(1)	As defined in Mr. Pretty’s Employment Agreement.
(2)	The amounts set forth under cash severance payments are payable over time as continuation of the payment of base salary or in a lump sum as described in the description of Mr. Pretty’s employment agreement above. In addition, this column includes cash payments under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. Pretty being employed with the Company on December 31, 2008.
(3)	This column includes equity awards under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. Light being employed with the Company on December 31, 2008. Additionally, as of December 31, 2008, Mr. Pretty held the following restricted stock unit awards:
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a performance based restricted stock unit award with respect to 33,334 shares of common stock that was granted on May 19, 2005. On the first, second, third and fourth anniversaries of May 19, 2005 a total of 25%, 50%, 75% and 100%, respectively, of the restricted stock units will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target, which is based upon a 13% compounded annual return rate from the Company’s initial public offering stock price on May 19, 2005, whether or not any prior year’s target was satisfied. Any restricted stock units that are deemed to satisfy a cumulative total return vesting requirement in respect of a particular year will retain that status even if the cumulative total return on the Company’s common stock subsequently decreases or does not satisfy any subsequent year’s target. On May 19, 2009, any restricted stock units that have not been deemed to satisfy the cumulative total return vesting requirement shall be forfeited. Generally, Mr. Pretty must continue to be employed by the Company through May 19, 2009 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been deemed to satisfy the cumulative shareholder return vesting requirement through the date of termination shall vest completely and the remainder shall be forfeited. Since no portion of this restricted stock unit had satisfied the cumulative shareholder return vesting requirement through December 31, 2008, no amount is included in the table above in respect of these awards. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have previously been deemed to satisfy the cumulative total return vesting requirement will vest completely and, if the Compensation Committee determines that the transaction price corresponds to a cumulative annual return that would satisfy any prior or subsequent cumulative total return targets then the restricted stock units that would have been deemed to satisfy such cumulative total return targets shall vest completely. Any other of these performance-based restricted stock units shall be forfeited unless the Compensation Committee determines otherwise.

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a performance based restricted stock unit award with respect to 41,250 shares of common stock that was granted on May 16, 2007. On the first, second, third and fourth anniversaries of May 16, 2007 a total of 25%, 50%, 75% and 100%, respectively, of the restricted stock units will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target (which is based upon a 13% compounded annual growth rate from the date of grant), whether or not any prior year’s target was satisfied. Any restricted stock units that are deemed to satisfy a cumulative total return vesting requirement in respect of a particular year will retain that status even if the cumulative total return on the Company’s common stock subsequently decreases or does not satisfy any subsequent year’s target. On May 16, 2011, any restricted stock units that have not been deemed to satisfy the cumulative total return vesting requirement shall be forfeited. Generally, Mr. Pretty must continue to be employed by the Company through May 16, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been deemed to satisfy the cumulative shareholder return vesting requirement through the date of termination shall vest completely and the remainder shall be forfeited. Since no portion of this restricted stock unit had satisfied the cumulative shareholder return vesting requirement through December 31, 2008, no amount is included in the table above in respect of these awards. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have previously been deemed to satisfy the cumulative total return vesting requirement will vest completely and, if the Compensation Committee determines that the transaction price corresponds to a cumulative annual return that would satisfy any prior or subsequent cumulative total return targets then the restricted stock units that would have been deemed to satisfy such cumulative total return targets shall vest completely. Any other of these performance-based restricted stock units shall be forfeited unless the Compensation Committee determines otherwise.

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a time based restricted stock unit award with respect to 39,000 shares of common stock that was granted on August 6, 2008 and which vests annually in equal installments on January 3, 2009, 2010 and 2011. Under the terms of this time based restricted stock unit award, in the event Mr. Pretty’s employment terminates as a result of a Change of Control (as defined in such award), the entire portion of the award shall become vested on the date of such termination. If Mr. Pretty ceases to be employed by the Company prior to a vesting date as a result of resignation, dismissal or any other reason, then the portion of the award that has not previously vested shall be forfeited automatically In the event of termination of Mr. Pretty’s employment by the Company other than for Cause or termination of the Employee’s employment with the Company by the Employee for Good Reason (as defined in such award), a pro rate percentage of the award that is then not vested shall become vested on the date of termination. The value in the table above for the vesting of this time based restricted stock unit award was calculated based upon a price per share of the Company’s common stock of $0.66, the closing price on the New York Stock Exchange on December 31, 2008.

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a performance based restricted stock unit award with respect to 39,000 shares of common stock that was granted on August 6, 2008. On each of the first, second and third anniversaries of January 3, 2008 (the “Determination Date”) a total of 33.3%, 66.7% and 100%, respectively, of the restricted stock units will be earned if the Adjusted Fair Market Value (as defined in the award) of the Company’s common stock equals or exceeds the price target for that date as established by the Compensation Committee prior to the grant date, which is 7.50, $9.50 and $12.00, respectively. In the event that the price target on a Determination Date is not satisfied, but the price target for the subsequent Determination Date is satisfied, that portion of the award not previously earned shall become earned. On January 3, 2011 any restricted stock units that have not been earned shall be forfeited. Generally, Mr. Pretty must continue to be employed by the Company through January 3, 2011 in order for any of the restricted stock units that equaled or exceeded the price targets to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been earned shall vest completely and the remainder shall be forfeited. Since the first Determination Date does not occur until January 3, 2009, no amount is included in the table above in respect of these awards as of December 31, 2008. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have been previously earned will vest completely and the unvested awards shall be forfeited automatically unless the Compensation Committee determines otherwise.

Peter Williamson. Mr. Williamson serves as the Company’s President—Xerium Europe. As of December 31, 2008, under the terms of his employment agreement, Mr. Williamson receives a base salary of Euro 306,000 ($449,820 at an exchange rate of $1.47 per Euro, the average exchange rate for 2008), which may be increased at the discretion of the “Supervisory Board,” which is the Company’s Board of Directors. The employment agreement also provides that the Company will provide Mr. Williamson an automobile. In the event that Mr. Williamson is unable to perform his duties due to illness, the Company will pay him the difference between any insurance payments he receives and his salary for up to six months. The employment agreement may be terminated by either party by giving twelve months written notice, but the Company may terminate the employment agreement for good cause without regard to such restrictions. Mr. Williamson is entitled to a severance payment equal to six months base salary upon termination if he is terminated without cause within one year following certain specified change of control transactions. The Company makes an annual contribution in the amount of $36,750 into a private pension investment plan owned by Mr. Williamson as long as he remains employed by the Company. The Company will have no further contribution obligation with respect to Mr. Williamson’s private pension investment plan following a termination of his employment with the Company.

Potential Payments to Mr. Williamson Upon Termination or a Change of Control at December 31, 2008:

Reason for Termination	Cash Severance Payment (2)	Equity Awards (3)	Incremental Pension Benefits	Continuation of Medical/ Dental Benefits	Excise Tax Gross-up	Benefits under Life Insurance Policies the Premiums for which are Paid for By the Company	Total Termination Benefits
Death	$67,479	$202,438	$—	$—	$—	$—	$269,917
Disability(1)	$67,479	$202,438	$—	$—	$—	$—	$269,917
By the Company for Cause(1)	$67,479	$202,438	$—	$—	$—	$—	$269,917
By the Company without Cause (1) and not within 3 months before or 24 months after a Change of Control(1)	$292,389	$232,083	$—	$—	$—	$—	$524,472
By the Company without Cause(1) and within 3 months before or 24 months after a Change of Control(1)	$292,389	$247,978	$—	$—	$—	$—	$540,367
By the Executive for Good Reason(1) and not within 3 months before or 24 months after a Change of Control(1)	$67,479	$232,083	$—	$—	$—	$—	$299,562
By the Executive for Good Reason(1) and within 3 months before or 24 months after a Change of Control(1)	$67,479	$247,978	$—	$—	$—	$—	$315,457
By the Executive without Good Reason(1)	$67,479	$202,438	$—	$—	$—	$—	$269,917

(1)	As defined in Mr. Williamson’s Employment Agreement.
(2)	The amounts set forth under cash severance payments are payable over time as continuation of the payment of base salary or in a lump sum as described in the description of Mr. Williamson’s employment agreement above. In addition, this column includes cash payments under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. Williamson being employed with the Company on December 31, 2008.
(3)	This column includes cash payments under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. Williamson being employed with the Company on December 31, 2008. Additionally, as of December 31, 2008, Mr. Williamson held the following restricted stock unit awards:
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a performance based restricted stock unit award with respect to 25,000 shares of common stock that was granted on May 16, 2007. On the first, second, third and fourth anniversaries of May 16, 2007 a total of 25%, 50%, 75% and 100%, respectively, of the restricted stock units will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target (which is based upon a 13% compounded annual growth rate from the date of grant), whether or not any prior year’s target was satisfied. Any restricted stock units that are deemed to satisfy a cumulative total return vesting requirement in respect of a particular year will retain that status even if the cumulative total return on the Company’s common stock subsequently decreases or does not satisfy any subsequent year’s target. On May 16, 2011, any restricted stock units that have not been deemed to satisfy the cumulative total return vesting requirement shall be forfeited. Generally, Mr. Williamson must continue to be employed by the Company through May 16, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been deemed to satisfy the cumulative shareholder return vesting requirement through the date of termination shall vest completely and the remainder shall be forfeited. Since no portion of this restricted stock unit had satisfied the cumulative shareholder return vesting requirement through December 31, 2008, no amount is included in the table above in respect of these awards. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have previously been deemed to satisfy the cumulative total return vesting requirement will vest completely and, if the Compensation Committee determines that the transaction price corresponds to a cumulative annual return that would satisfy any prior or subsequent cumulative total return targets then the restricted stock units that would have been deemed to satisfy such cumulative total return targets shall vest completely. Any other of these performance-based restricted stock units shall be forfeited unless the Compensation Committee determines otherwise.

•

a time based restricted stock unit award with respect to 30,000 shares of common stock granted on June 13, 2008 that vest 100% on June 13, 2011. Under the terms of this time based restricted stock unit award, in the event Mr. Williamson’s employment terminates as a result of a Change of Control (as defined in such award), the entire award shall become vested immediately. If Mr. Williamson ceases to be employed by the Company prior to a vesting date as a result of resignation, dismissal or any other reason, then the portion of the award that has not previously vested shall be forfeited automatically. In the event of termination of Mr. Williamson’s employment by the Company other than for Cause or termination of the Employee’s employment with the Company by the Employee for Good Reason (as defined in such award), that portion of the award that is not then vested shall be forfeited automatically. The value in the table above for the vesting of this time based restricted stock unit award was calculated based upon a price per share of the Company’s common stock of $0.66, the closing price on the New York Stock Exchange on December 31, 2008.

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a time based restricted stock unit award with respect to 39,000 shares of common stock that was granted on August 6, 2008 and which vests annually in equal installments on January 3, 2009, 2010 and 2011. Under the terms of this time based restricted stock unit award, in the event Mr. Williamson’s employment terminates as a result of a Change of Control (as defined in such award), the entire award shall become vested immediately. If Mr. Williamson ceases to be employed by the Company prior to a vesting date as a result of resignation, dismissal or any other reason, then the portion of the award that has not previously vested shall be forfeited automatically. In the event of termination of Mr. Williamson’s employment by the Company other than for Cause or termination of the Employee’s employment with the Company by the Employee for Good Reason (as defined in such award), that portion of the award that is not then vested shall be forfeited automatically. The value in the table above for the vesting of this time based restricted stock unit award was calculated based upon a price per share of the Company’s common stock of $0.66, the closing price on the New York Stock Exchange on December 31, 2008.

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a performance based restricted stock unit award with respect to 39,000 shares of common stock that was granted on August 6, 2008. On each of the first, second and third anniversaries of January 3, 2008 (the “Determination Date”) a total of 33.3%, 66.7% and 100%, respectively, of the restricted stock units will be earned if the Adjusted Fair Market Value (as defined in the award) of the Company’s common stock equals or exceeds the price target for that date as established by the Compensation Committee prior to the grant date, which is 7.50, $9.50 and $12.00, respectively. In the event that the price target on a Determination Date is not satisfied, but the price target for the subsequent Determination Date is satisfied, that portion of the award not previously earned shall become earned. On January 3, 2011 any restricted stock units that have not been earned shall be forfeited. Generally, Mr. Williamson must continue to be employed by the Company through January 3, 2011 in order for any of the restricted stock units that equaled or exceeded the price targets to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been earned shall vest completely and the remainder shall be forfeited. Since the first Determination Date does not occur until January 3, 2009, no amount is included in the table above in respect of these awards as of December 31, 2008. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have been previously earned will vest completely and the unvested awards shall be forfeited automatically unless the Compensation Committee determines otherwise.

Joan “John” Badrinas Ardevol. Mr. Badrinas serves as the Company’s Chief Technology Officer. As of December 31, 2008, under the terms of his employment agreement, Mr. Badrinas receives a base salary of Euro 275,000 ($404,250 at an exchange rate of $1.47 per Euro, the average exchange rate for 2008). In the event Mr. Badrinas is unable to perform his duties due to illness, the Company will pay him his full base salary for six months, subject to Mr. Badrinas’s assignment of any claims against third parties due to the loss of his earnings up to the amount of the continued payment of remuneration. The employment agreement also provides that the Company will provide Mr. Badrinas an automobile and pay all operating costs. The employment agreement will automatically terminate in the month that Mr. Badrinas turns 65 or when Mr. Badrinas is entitled to receive full state old age pension without any deductions or pension for full reduction in earning capacity, whichever occurs first. The employment agreement may also be terminated by either party by giving twelve months written notice, but the Company may terminate the employment agreement for good cause without regard to such restrictions. Mr. Badrinas is entitled to a severance payment equal to six months base salary upon termination if he is terminated without cause within one year following certain specified change of control transactions. The employment agreement also imposes certain non-solicitation obligations on him for a period of two years after his employment terminates.

Potential Payments to Mr. Badrinas Upon Termination or a Change of Control at December 31, 2008:

Reason for Termination	Cash Severance Payment (2)	Equity Awards (3)	Incremental Pension Benefits	Continuation of Medical/ Dental Benefits	Excise Tax Gross-up	Benefits under Life Insurance Policies the Premiums for which are Paid for By the Company	Total Termination Benefits
Death	$75,350	$226,051	$—	$—	$—	$—	$301,401
Disability(1)	$75,350	$226,051	$—	$—	$—	$—	$301,401
By the Company for Cause(1)	$75,350	$226,051	$—	$—	$—	$—	$301,401
By the Company without Cause (1) and not within 3 months before or 24 months after a Change of Control(1)	$277,475	$249,646	$—	$—	$—	$—	$527,121
By the Company without Cause(1) and within 3 months before or 24 months after a Change of Control (1)	$277,475	$251,791	$—	$—	$—	$—	$529,266
By the Executive for Good Reason (1) and not within 3 months before or 24 months after a Change of Control(1)	$75,350	$249,646	$—	$—	$—	$—	$324,996
By the Executive for Good Reason (1) and within 3 months before or 24 months after a Change of Control (1)	$75,350	$251,791	$—	$—	$—	$—	$327,141
By the Executive without Good Reason(1)	$75,350	$226,051	$—	$—	$—	$—	$301,401

(1)	As defined in Mr. Badrinas’ Employment Agreement.
(2)	The amounts set forth under cash severance payments are payable over time as continuation of the payment of base salary or in a lump sum as described in the description of Mr. Badrinas’ employment agreement above. In addition, this column includes cash payments under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. Badrinas being employed with the Company on December 31, 2008.

(3)	This column includes cash payments under the Company’s Performance Award Program for 2008 that were payable as a result of Mr. Badrinas being employed with the Company on December 31, 2008. Additionally, as of December 31, 2008, Mr. Badrinas held the following restricted stock unit awards:
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a performance based restricted stock unit award with respect to 41,250 shares of common stock that was granted on May 16, 2007. On the first, second, third and fourth anniversaries of May 16, 2007 a total of 25%, 50%, 75% and 100%, respectively, of the restricted stock units will be deemed to satisfy the cumulative total return vesting requirement if the cumulative total return on the Company’s common stock satisfies that year’s target (which is based upon a 13% compounded annual growth rate from the date of grant), whether or not any prior year’s target was satisfied. Any restricted stock units that are deemed to satisfy a cumulative total return vesting requirement in respect of a particular year will retain that status even if the cumulative total return on the Company’s common stock subsequently decreases or does not satisfy any subsequent year’s target. On May 16, 2011, any restricted stock units that have not been deemed to satisfy the cumulative total return vesting requirement shall be forfeited. Generally, Mr. Badrinas must continue to be employed by the Company through May 16, 2011 in order for any of the restricted stock units that have satisfied the cumulative total return vesting requirement to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been deemed to satisfy the cumulative shareholder return vesting requirement through the date of termination shall vest completely and the remainder shall be forfeited. Since no portion of this restricted stock unit had satisfied the cumulative shareholder return vesting requirement through December 31, 2008, no amount is included in the table above in respect of these awards. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have previously been deemed to satisfy the cumulative total return vesting requirement will vest completely and, if the Compensation Committee determines that the transaction price corresponds to a cumulative annual return that would satisfy any prior or subsequent cumulative total return targets then the restricted stock units that would have been deemed to satisfy such cumulative total return targets shall vest completely. Any other of these performance-based restricted stock units shall be forfeited unless the Compensation Committee determines otherwise.

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a time based restricted stock unit award with respect to 39,000 shares of common stock that was granted on August 6, 2008 and which vests annually in equal installments on January 3, 2009, 2010 and 2011. Under the terms of this time based restricted stock unit award, in the event Mr. Badrinas employment terminates as a result of a Change of Control (as defined in such award), the entire award shall become vested immediately. If Mr. Badrinas ceases to be employed by the Company prior to a vesting date as a result of resignation, dismissal or any other reason, then the portion of the award that has not previously vested shall be forfeited automatically. In the event of termination of Mr. Badrinas’ employment by the Company other than for Cause or termination of the Employee’s employment with the Company by the Employee for Good Reason (as defined in such award), that portion of the award that is not then vested shall be forfeited automatically. The value in the table above for the vesting of this time based restricted stock unit award was calculated based upon a price per share of the Company’s common stock of $0.66, the closing price on the New York Stock Exchange on December 31, 2008.

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a performance based restricted stock unit award with respect to 39,000 shares of common stock that was granted on August 6, 2008. On each of the first, second and third anniversaries of January 3, 2008 (the “Determination Date”) a total of 33.3%, 66.7% and 100%, respectively, of the restricted stock units will be earned if the Adjusted Fair Market Value (as defined in the award) of the Company’s common stock equals or exceeds the price target for that date as established by the Compensation Committee prior to the grant date, which is 7.50, $9.50 and $12.00, respectively. In the event that the price target on a Determination Date is not satisfied, but the price target for the subsequent Determination Date is satisfied, that portion of the award not previously earned shall become earned. On January 3, 2011 any restricted stock units that have not been earned shall be forfeited. Generally, Mr. Badrinas must continue to be employed by the Company through January 3, 2011 in order for any of the restricted stock units that equaled or exceeded the price targets to vest completely. If, however, his employment terminates prior to such date due to his death, disability, retirement, termination by the Company without cause or termination by him with good reason, then the restricted stock units that have been earned shall vest completely and the remainder shall be forfeited. Since the first Determination Date does not occur until January 3, 2009, no amount is included in the table above in respect of these awards as of December 31, 2008. If a “covered transaction” (as defined in the Company’s 2005 Plan) occurs, the restricted stock units that have been previously earned will vest completely and the unvested awards shall be forfeited automatically unless the Compensation Committee determines otherwise.

Josef Mayer. Mr. Mayer served as the Company’s Executive Vice President – Business Development until January 15, 2009. Under the terms of his employment agreement, Mr. Mayer received a base salary of Euro 275,000 ($404,250 at an assumed exchange rate of $1.47 per Euro, the average exchange rate for 2008). The employment agreement could be terminated by either party on June 30 or December 31 of any year by giving twelve months written notice, but the Company could terminate the employment agreement for good cause without regard to such restrictions. The employment agreement also provided that the Company would provide Mr. Mayer with an automobile and pay all operating costs. In the event of Mr. Mayer’s disability or illness, the Company would pay him the difference between any disability payments he receives and his salary for up to six months. If his employment terminated because of his death, his dependents would receive his salary, payable monthly, for the month of his death and the three following months. The employment agreement imposed certain non-competition obligations during his employment and for a period of one year after his employment terminated. During the period following termination that he would be subject to the non-competition obligations, he is entitled to receive 50% of his base salary during the last year of his employment, payable monthly, less any income he receives during such period. The Company could waive the post-termination non-competition clause, in which event the Company would not be required to pay the compensation in respect thereof. On June 16, 2008, a notice of termination of employment was delivered to Mr. Mayer, effective June 30, 2009. On January 15, 2009, Xerium Germany GmbH, a subsidiary of the Company, entered into a settlement agreement with Mr. Mayer, pursuant to which his employment was formally terminated on January 15, 2009.

Under the terms of the settlement agreement, Mr. Mayer’s employment was formally terminated on January 15, 2009, and he has received his contractual base salary for his service through that date. Mr. Mayer is prohibited from competing with Xerium Germany through June 30, 2009. In connection with the non-competition provision, Mr. Mayer will receive a lump sump cash payment equal to 80% of what his contractual base salary would have been for the period from January 16, 2009 through June 30, 2009 had his employment not been terminated.

Pursuant to the terms of his settlement agreement, Mr. Mayer was eligible to participate in the Performance Award Program for 2008. In connection with his participation, Mr. Mayer was awarded a cash payment of $150,701 and a common stock award of $150,701, which was 203,649 shares of common stock based on $0.74 per share, the average closing price of the common stock of the Company over the 20 trading-days prior to December 31, 2008.

The termination of Mr. Mayer’s employment resulted in the vesting of a pro rata portion (i.e. 3,333 restricted stock units) of the 2008 time-based restricted stock units previously awarded to him and the remaining 16,667 restricted stock units were forfeited, along with all 20,000 shareholder-return based restricted stock units previously awarded to him in 2008. The 62,500 and 41,250 shareholder-return based restricted stock units previously awarded to Mr. Mayer in 2005 and 2007, respectively, will remain outstanding and may vest in accordance with their terms through May 19, 2009 and June 30, 2009, respectively. In the event the underlying targets are not achieved, such awards will be forfeited.

The agreement provides that neither party has any further rights or claims against the other party arising from, or in connection with, Mr. Mayer’s employment or termination of employment.

COMPENSATION OF DIRECTORS

Cash Compensation

For 2008, the annual rate of cash compensation for non-management directors was $30,000 and $1,500 per director per meeting for attending meetings of the Board or any committee of the Board in person ($500 for attending meetings that last longer than one hour by telephone). The chairman of the Board, if such chairman is a non-management director, and the chairman of the Audit Committee also each received additional cash compensation at an annual rate of $10,000 per year, and the chairman of the Compensation Committee and the chairman of the Nominating and Corporate Governance Committee each received initial additional cash compensation at an annual rate of $5,000 per year. Directors were also reimbursed for out-of-pocket expenses for attending Board and committee meetings.

Equity-Based Compensation

At the recommendation of the Nominating and Corporate Governance Committee, the Board granted 9,764 restricted stock units to each non-employee director serving on July 3, 2008 under the 2005 Equity Incentive Plan.

Employee directors do not receive additional compensation for service on the Board or its committees. The Nominating and Corporate Governance Committee reviews and makes recommendations to the Board regarding the compensation of directors. The Board approves the compensation of directors. In 2007, the Company engaged Watson Wyatt Worldwide, Inc., a compensation consulting firm, at the request of Nominating and Corporate Governance Committee to conduct an annual review of its cash and equity compensation program for non-employee directors in order to assist the Board in establishing non-employee director compensation for 2008.

The following table sets forth information for the compensation earned by the individuals that served as non-employee directors of the Company for service on the Company’s Board or committees of the Board during the fiscal year ended December 31, 2008.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Donald P. Aiken (2)	$65,552	$47,339	$—	$—	$—	$—	$112,891
Jay J. Gurandiano (3)	$4,448	$—	$—	$—	$—	$—	$4,448
Nico Hansen (4)	$15,565	$—	$—	$—	$—	$—	$15,565
David G. Maffucci (3)	$4,027	$—	$—	$—	$—	$—	$4,027
Edward Paquette	$59,500	$36,810	$—	$—	$—	$—	$96,310
Michael Phillips	$39,000	$36,810	$—	$—	$—	$—	$75,810
John G. Raos (3)	$4,448	$—	$—	$—	$—	$—	$4,448
John B. Saunders (2)	$57,552	$47,339	$—	$—	$—	$—	$104,891
John S. Thompson (2)	$67,517	$47,339	$—	$—	$—	$—	$114,856

(1)

The amounts in this column reflect the dollar amount recognized as expense for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R), in connection with a grant of 9,764 restricted stock units on July 3, 2008 to each of Messrs. Aiken, Phillips, Paquette, Saunders and Thompson. Additionally, in accordance with FAS 123(R), in connection with a grant of 8,848 restricted stock units on November 28, 2008 to each of Messrs. Aiken, Saunders and Thompson.in respect of their retirement from service as a director on November 30, 2008. Each restricted stock unit corresponds to one share of the Company’s common stock. Upon the termination of the director’s service on the Company’s Board, such director will receive the number of shares of common stock that equals the number of restricted stock units the director has earned. Accordingly, Messrs. Aiken, Saunders and

Thompson each received 27,117 shares of the Company’s common stock underlying vested restricted stock units in respect of his retirement from service as a director on November 30, 2008. Assumptions used in the calculation of these amounts are included in note 14 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2009. This stock award and all prior stock awards are fully vested in that they are not subject to forfeiture. The amounts set forth may be more or less than the value ultimately realized by the non-employee director based upon, among other things, the value of the Company’s Common Stock at the time of vesting of the stock awards. Dividends are paid on these restricted stock unit awards, and restricted stock unit awards granted to the non-employee directors in 2006 and 2007, at the same rate as dividends on the Company’s common stock (if any), but only in the form of additional restricted stock units. In accordance with FAS 123(R), no additional expense was reported on the Company’s financial statements for 2008 in respect of such additional restricted stock units relating to dividend payments and, accordingly, they are not reflected in the table above.

(2)	Retired from service as a director on November 30, 2008.
(3)	Began service as a director on December 1, 2008.
(4)	Began service as a director on August 6, 2008, following election by the stockholders of the Company at the 2008 Annual Meeting of Stockholders.

Non-Management Director Compensation after March 9, 2009

On March 9, 2009, the Board of Directors adopted a revised policy regarding compensation for non-management directors. Under the revised policy, non-management directors receive an annual cash retainer of $30,000. The chairman of the Audit Committee also receives additional cash compensation at an annual rate of $10,000 per year, and the chairman of the Compensation Committee and the chairman of the Nominating and Governance Committee each receive additional cash compensation at an annual rate of $5,000 per year. These amounts are payable quarterly in arrears promptly following the end of the quarter. Directors are also reimbursed for out-of-pocket expenses for attending board and committee meetings.

Under the revised policy, non-management directors also receive equity-based compensation in the form of a grant of restricted stock units following the annual meeting to stockholders in recognition of their services for the ensuing year. The number of restricted stock units granted to each non-management director is calculated by dividing $40,000 by the average closing price per share of the Company’s common stock over the 20 trading days prior the annual meeting of stockholders. The restricted stock units shall be granted promptly after the 20-trading day period runs. Dividends, if any, in respect of these restricted stock units are paid at the same rate as dividends on the Company’s common stock but are paid only in the form of additional restricted stock units. The restricted stock units are fully vested at grant. Upon the termination of the director’s service on the Company’s board, the director will be entitled to receive the number of shares of common stock that equals the number of restricted stock units the director has earned.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management, and based upon such review of and discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

Mr. John G. Raos, Chairman

Mr. Jay J. Gurandiano

Mr. David G. Maffucci

Mr. Michael Phillips

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company reviews all relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company obtains information from the directors and executive officers with respect to related person transactions in order to determine, based on the facts and circumstances, whether the Company or a related party has a direct or indirect material interest in the transaction. If the determination is made that a related party has a material interest in any Company transaction, these transactions are disclosed in the Company’s proxy statement as required under the rules and regulations of the Securities and Exchange Commission. In addition, in March 2007, the Board of Directors adopted a written policy that calls for the Audit Committee to review and approve related party transactions occurring after the date of adoption of that policy other than:

•	a transaction involving the compensation of directors (which are subject to the procedures for review and approval established in the charter of the Nominating and Governance Committee);

•

a transaction involving compensation of an executive officer or involving an employment agreement, severance arrangement, change in control provision or supplemental benefit of an executive officer (which are subject to the procedures for review and approval established in the charter of the Compensation Committee);

•	a transaction available to all employees generally or to all salaried employees generally;

•	a transaction with a related party involving less than $120,000; and

•

a transaction in which the interest of the related party arises solely from the ownership of a class of the Company’s equity securities and all holders of that class receive the same benefit on a pro rata basis.

The policy calls for the Audit Committee to consider:

•	the nature of the related party’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the significance of the transaction to the related party;

•	the significance of the transaction to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company;

•	whether the transaction is fair to the Company; and

•	any other matters the Audit Committee deems appropriate.

In accordance with the policy, any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Audit Committee that considers the transaction.

Letter Agreement Regarding Dividends

On December 22, 2006, the Company entered into a letter agreement with Apax WW Nominees Ltd. and Apax-Xerium APIA L.P. (collectively the “Apax Entities”) regarding dividend reinvestment.

As of December 21, 2006 the Apax Entities held in the aggregate 22,897,712 shares of common stock of the Company. Michael Phillips, a member of the Board of Directors of the Company, is a manager of Apax Partners Beteiligungsberatung GmbH, an entity indirectly advising Apax Europe IV GP, L.P., of which Apax Europe IV

GP Co. Ltd. is the managing general partner. Nico Hansen, a nominee to the Board of Directors of the Company, is a partner at Apax Partners, L.P., an entity indirectly advising Apax Europe IV GP, L.P. Apax Europe IV GP, L.P. is the managing general partner of Apax Europe IV-A, L.P. and of Apax-Xerium APIA L.P. Apax WW Nominees Ltd. holds shares in the Company as custodian and on behalf of Apax Europe IV-A, L.P. Mr. Phillips and Dr. Hansen disclaim beneficial ownership of the securities held by the Apax Entities except to the extent of his pecuniary interest therein. Under the letter agreement, the Apax Entities agreed that upon the establishment of a dividend reinvestment plan, in accordance with and pursuant to the terms of such plan the Apax Entities will reinvest at a minimum the Calculated Portion (as defined below) of all of the cash dividends received by them on or prior to December 31, 2007 in respect of the common stock of the Company held by them. The Calculated Portion is defined as, in the case of a particular cash dividend declaration of the Company, the lesser of (i) such percentage that would cause the percentage of aggregate cash dividends to be paid on the Company’s common stock with respect to a particular cash dividend declaration that are reinvested in the common stock of the Company through the dividend reinvestment plan to be at least 50% and (ii) 100% of the cash dividends received by the Apax Entities.

The letter agreement further provides that on or before December 31, 2007, the Apax Entities will not transfer any shares of common stock of the Company held by them unless, prior to the transfer, the transferee agrees in writing with the Company to be bound by the terms of the letter agreement with respect to the shares transferred. In addition, the letter agreement sets forth certain terms with respect to shares acquired by the Apax Entities under the dividend reinvestment plan relating to the Registration Rights Agreement, dated as of May 19, 2005, by and among the Company and the other parties thereto.

The letter agreement was considered and approved by the Board of Directors. The letter agreement was entered into before the Board of Directors adopted the policy described above for the review of related party transactions by the Audit Committee and was not presented to the Audit Committee of the Board of Directors for approval.

On May 2, 2007, pursuant to an amendment to the December 22, 2006 letter agreement, the Apax entities committed to participate in the plan through December 31, 2008. The Audit Committee approved the amendment in accordance with the policy regarding related parties described above.

The Company adopted a dividend reinvestment plan on February 20, 2007. Under the Dividend Reinvestment Plan, registered shareholders may elect to receive all or part of the dividends on their shares of common stock in additional shares of common stock. The Dividend Reinvestment Plan is administered by American Stock Transfer & Trust Company. Pursuant to the Dividend Reinvestment Plan, in 2007 the Apax Entities reinvested approximately $13.1 million in common stock of the Company.

On March 18, 2008, the Company announced that it does not expect to pay cash dividends on its common stock for the foreseeable future. On May 30, 2008, the Company entered into an amendment to its outstanding credit facility which prohibits the payment of dividends for the term of the facility. Accordingly, no dividends were paid in 2008.

Purchase of Mr. Light’s Seattle Residence

On August 14, 2008, in connection with the relocation of Mr. Light’s principal residence from the Seattle, Washington area to Raleigh, North Carolina, and pursuant to the terms of the employment agreement between Mr. Light and the Company, the Company purchased Mr. Light’s Seattle, Washington residence for the assessed fair market value of $1,662,000. In connection with Mr. Light’s relocation, the Company’s Board of Directors also approved a one-time bonus payment of $331,512. Please see the section “Relocation Bonus” in the Compensation Discussion & Analysis for additional information with respect to Mr. Light’s relocation bonus.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2008, none of the Company’s executive officers served as: (i) a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee; or (iii) a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. No current or former officers or employees of the Company serve on the Compensation Committee.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount of common stock of the Company beneficially owned, directly or indirectly, as of March 31, 2009, by (i) based on information filed with the Securities and Exchange Commission, each person known by the Company to beneficially own more than 5% of the Company’s common stock; (ii) each member of the Board; (iii) each of the Company’s Named Executive Officers (provided that in the case of Messrs. Gutierrez and Mayer, who were no longer employees of the Company as of March 31, 2009, the data below is based upon information available to the Company); and (iv) all members of the Board and all of the Company’s executive officers as a group, and the percentage of the common stock outstanding represented by each such amount. As of March 31, 2009, the total number of shares of the Company’s common stock outstanding was 48,876,182. Except as indicated in the footnotes to the table, each person has sole voting and investment power with respect to all shares indicated as beneficially owned by such person. Except as indicated in the footnotes to this table, the address for each person listed below is c/o Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615.

	Common Stock, par value $0.01 per share
Name of Beneficial Owner	Number	Percent
Apax Europe IV GP Co. Ltd.(1)	25,043,764	51.2%
Stephen Light	962,500	2.0%
Thomas Gutierrez	—	*
Michael O’Donnell	382,749	*
David Pretty	129,909	*
Peter Williamson	219,460	*
Joan “John” Badrinas Ardevol	227,010	*
Josef Mayer	112,007	*
Jay Gurandiano	4,500	*
Nico Hansen(2)	25,043,764	51.2%
David Maffucci	5,000	*
Edward Paquette(3)	18,269	*
Michael Phillips(4)	25,062,033	51.2%
John Raos	13,500	*
All directors and executive officers as a group (13 people)(5)	27,371,830	55.9%

(*)	Less than 1%.
(1)	Apax Europe IV GP Co. Ltd.’s address is 13—15 Victoria Road, St Peter Port, Guernsey, Channel Islands GY1 3ZD. Includes 24,963,243.53 shares held by Apax WW Nominees Ltd. and 80,520.58 shares held by Apax-Xerium APIA L.P. Apax Europe IV GP Co. Ltd. is the managing general partner of Apax Europe IV GP L.P. Apax Europe IV GP LP is the managing general partner of Apax Europe IV-A, L.P. and of Apax-Xerium APIA LP. Apax WW Nominees Ltd. holds shares in the Company as custodian and on behalf of Apax Europe IV-A, L.P.
(2)

Dr. Hansen’s business address is c/o Apax Partners, L.P., 153 E. 53rd St., 53rd Floor, Citigroup Center, New York, NY 10022. Includes 25,043,764 shares of common stock described in note 1 above. Dr. Hansen is a partner of Apax Partners, L.P., an entity indirectly advising Apax Europe IV GP, L.P., of which Apax Europe IV GP Co. Ltd. is the managing general partner. Dr. Hansen disclaims beneficial ownership of the securities described in note 1 above except to the extent of his pecuniary interest therein.

(3)	Represents 18,269 shares of common stock (not including shares in respect of future dividend payments of the Company on its common stock) that will be paid to the non-management director upon the termination of the director’s service on the Board in respect of outstanding restricted stock units earned as part of the director’s compensation for service on the Board.
(4)	Mr. Phillips’ business address is c/o Apax Partners Beteiligungsberatung GmbH, Possartstraße 11, D- 81679, München, Germany. Includes 18,269 shares of common stock (not including shares in respect of future dividend payments of the Company on its common stock) that will be paid to Mr. Phillips upon the termination of his service on the Board of Directors in respect of outstanding restricted stock units earned as part of the director’s compensation for service on the Board and 25,043,764 shares of common stock described in note 1 above. Mr Phillips is a manager of Apax Partners Beteiligungsberatung GmbH, an entity indirectly advising Apax Europe IV GP, L.P., of which Apax Europe IV GP Co. Ltd. is the managing general partner. Mr Phillips disclaims beneficial ownership of the securities described in note 1 above except to the extent of his pecuniary interest therein.
(5)	Includes (i) an aggregate of 36,538 shares of common stock (not including shares in respect of future dividend payments of the Company on its common stock) that will be paid to Messrs. Paquette and Phillips upon the termination of their service on the Board in respect of outstanding restricted stock units earned as part of the directors’ compensation for service on the Board; and (ii) 25,043,764 shares of common stock beneficially owned by Apax Europe IV GP Co. Ltd.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain of its officers and persons who own more than 10% of the Company’s common stock to file reports of ownership of, and transactions in, the Company’s common stock with the Securities and Exchange Commission. Based on the Company’s review of the reports it has received, the Company believes that all of its directors, officers and persons owning more than 10% of the Company’s common stock complied with all reporting requirements applicable to them with respect to transactions in 2008.

PROPOSAL 2: APPROVAL OF AMENDMENT NO. 3 TO THE 2005 EQUITY INCENTIVE PLAN

The Board of Directors has approved, subject to approval by stockholders at the Annual Meeting, Amendment No. 3 to the 2005 Plan to increase the limit on the number of shares of common stock that may be granted as stock awards in 2009 to the Company’s Chief Executive Officer to 2,302,178 shares. A copy of the 2005 Plan, Amendment No. 1, Amendment No. 2 and proposed Amendment No. 3 are attached to this Proxy Statement as Appendix B.

The purpose of Amendment No. 3 is to accommodate the stock awards made to Stephen Light in 2009 under the terms of the Performance Award Program for 2008 and his employment agreement. The inclusion of a limitation on the size of awards under the 2005 Plan to a participant for a particular period is a requirement to allow for awards under the 2005 Plan intended to qualify for exemption from the deduction limitation rules of Section 162(m) of the Internal Revenue Code.

Summary of the 2005 Plan

Below is a summary of the principal features of the 2005 Plan. The following summary is qualified in its entirety by the specific language of the 2005 Plan, as amended by Amendments No. 1 and 2, and the proposed amendment attached to this Proxy Statement as Appendix B.

The 2005 Plan was adopted by our board of directors and approved by our stockholders, effective May 19, 2005, and Amendment No. 1 and 2 were adopted by our board of directors and approved by our stockholders, effective August 6, 2008. The purpose of the 2005 Plan is to attract and retain key employees, directors and consultants of the Company and its affiliates, to provide an incentive for them to achieve performance goals, and to enable them to participate in the growth of the Company by granting awards with respect to our common stock.

Administrator

The 2005 Plan requires that a committee consisting of not fewer than two members of the Board of Directors shall administer the 2005 Plan and make grants to key employees, directors, and consultants. The 2005 Plan is currently administered by the Compensation Committee. The Compensation Committee will continue to administer 2005 Plan and will have the power to select participants, determine award terms and conditions and adopt, alter and repeal administrative rules, guidelines and practices applicable to the 2005 Plan. The Compensation Committee may delegate duties and responsibilities to one or more of its members and may delegate certain functions to officers and others. The Board of Directors may perform the functions of the Compensation Committee except in those instances where applicable tax rules require that the Compensation Committee act.

Shares Reserved for Awards

The maximum number of shares that may be delivered under or in satisfaction of awards under the 2005 Plan is 7,500,000 shares of common stock, determined net of shares withheld from an award in satisfaction of tax withholding requirements. As of March 31, 2009, 3,004,724 shares have been delivered in satisfaction of awards under the 2005 Plan. Shares subject to but not issued under an award (for example, in the case of an award that is terminated or cancelled or that expires or is satisfied, in whole or in part, with cash or property other than common stock) are not counted for this purpose as shares delivered under the 2005 Plan. The aggregate limit on shares deliverable under the 2005 Plan will not be reduced by shares delivered under awards assumed in a merger, consolidation, stock purchase or similar transaction or under awards granted in substitution for another company’s awards in connection with such a transaction.

The maximum number of shares of common stock for which options and SARs may be granted to any participant in a calendar year is, in each case, 750,000, and the maximum number of shares of stock subject to other awards that may be delivered to any participant in a calendar year is 750,000. If the amendment to the Plan contemplated by Proposal 2 is approved by stockholders at the Annual Meeting, the number of shares of common stock that may be granted as stock awards in 2009 to the Company’s Chief Executive Officer will be increased to 2,302,178 shares. These limits, and the aggregate maximum number of shares deliverable under the 2005 Plan as described in the preceding paragraph, are subject to adjustment in the case of stock dividends and other transactions affecting the Company’s common stock.

Awards

The 2005 Plan provides for the grant of awards consisting of any or a combination of stock options, SARs, restricted stock, unrestricted stock or stock unit awards.

Stock Options

The Compensation Committee may grant both (i) options to purchase shares of common stock that are intended to comply with the requirements of Section 422 of the Code and the rules thereunder (“incentive stock options” or “ISOs”) and (ii) options that are not intended to comply with such requirements (“nonqualified stock options” or “NSOs”). The exercise price for any stock option will not be less than the fair market value of the Company’s common stock on the date of grant. Shares of common stock will not be delivered pursuant to any exercise of a stock option until payment in full of the exercise price for the stock option is received by the Company.

Stock Appreciation Rights

The Compensation Committee may grant rights to receive any excess in value of the shares of common stock subject to the rights over the exercise price of the rights (SARs). The Compensation Committee will determine whether SARs are settled in cash, common stock or other securities of the Company, awards or other property, and may define the manner of determining the excess in value of the shares of common stock. The grant price for any SAR will not be less than the fair market value of the Company’s common stock on the date of grant.

Restricted or Unrestricted Stock Awards

The Compensation Committee may grant shares of restricted common stock. The restricted stock will vest and become transferable upon the satisfaction of conditions set forth in the respective restricted stock award agreement. Restricted stock awards may be forfeited if, for example, the recipient’s employment terminates before the award vests. The Compensation Committee also may grant shares of unrestricted common stock that are not subject to restrictions or forfeiture, on such terms and conditions as the Compensation Committee may determine.

Stock Unit Awards

The Compensation Committee may grant awards consisting of generally nontransferable units representing the right or conditional right of the holder to a future delivery of shares of common stock. Stock units awards may be subject to vesting conditions set forth in the award agreements. The holder of a restricted stock unit award will have none of the rights of a holder of common stock unless and until shares of common stock are actually delivered in satisfaction of such units.

Performance Goals

The Compensation Committee may establish performance goals on which the granting of restricted stock, unrestricted stock, or stock unit awards, or the vesting of restricted stock or stock unit awards, will be subject.

These performance goals may be based on corporate or other business criteria as the Compensation Committee may determine. The Compensation Committee will determine whether any performance goals so established have been achieved, and if so to what extent.

Acceleration

Any awards granted under the 2005 Plan may be subject to acceleration of vesting, to the extent permitted by the Compensation Committee, including, but not limited to, in the event of the participant’s death, disability, retirement, or involuntary termination or due to a change in control.

Transferability

Awards granted under the 2005 Plan are generally not transferable by the participant.

Change in Control

The 2005 Plan provides that in the event of (a) a “change in control” (as defined by the Compensation Committee) or other consolidation, merger, or similar transaction or series of related transactions (whether or not constituting a change of control) in which we are not the surviving company or which results in the acquisition of all or substantially all of our then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, or (b) a sale or transfer of all or substantially all of our assets, or (c) our dissolution or liquidation (any of (a), (b) or (c) being herein referred to as a “covered transaction”), the Compensation Committee in its discretion may, with respect to any award, at the time the award is made or at any time thereafter, take one or more of the following actions: (1) accelerate any time period relating to exercise or payment of the award, (2) pay the participant cash or other property with a fair market value equal to the amount that would have been received if the award had been exercised or paid immediately prior to the transaction, (3) adjust the terms of the award to reflect the transaction, (4) cause the award to be assumed or new awards substituted by another entity or (5) make other provision as the Compensation Committee considers equitable to the participant and in our best interests.

However, in the absence of any such action by the Compensation Committee or an expressly applicable award document provision, immediately prior to the transaction (1) each stock option and SAR shall cease to be exercisable and shall terminate, (2) each restricted stock award and stock unit award, to the extent unvested, shall terminate, and (3) each stock unit award, to the extent vested, shall be converted into the right to receive, with respect to each unit (representing a share of our stock) subject to such award, the same per-share consideration (or other cash or property, of equivalent fair market value at the time of payment, as determined by the Compensation Committee or its successor in connection with the payment or delivery of such cash or property) as would have been retained or received by a holder of one share of our stock in the transaction. The Compensation Committee may require that any amounts delivered, exchanged or otherwise paid in respect of restricted stock or stock unit awards in connection with a covered transaction be placed in escrow or otherwise made subject to such restrictions as the committee deems appropriate to carry out the intent of the 2005 Plan.

Termination of Employment

Unless the Compensation Committee provides otherwise and subject to certain exceptions, upon termination of a participant’s employment or service relationship with the Company unvested awards and awards not then exercisable will be forfeited and stock options and SARs that are then exercisable must generally be exercised within three months after termination or within one year after death, but in no event later than the expiration of the award term.

Amendments

The Board of Directors may amend the 2005 Plan or terminate the 2005 Plan as to any further grants, subject to such stockholder approval as the Board determines to be necessary or advisable. The Compensation

Committee may amend or terminate any outstanding award, but any such action shall require the participant’s consent unless the Compensation Committee determines that the action would not materially and adversely affect the participant.

Contingent Grants of Awards Under the 2005 Plan

As discussed above, the 2005 Plan imposes a limit on the maximum number of shares that may be granted as stock awards to any one person in any calendar year. Under the terms of Mr. Light’s employment agreement with the Company, he was to have been granted restricted stock units having a fair market value of $1.25 million on January 1, 2009, or 1,893,939 restricted stock units, half of which were to vest based on his service over time while the other half were to vest based on the Company’s performance. Because the amount of restricted stock units to have been granted to Mr. Light on January 1, 2009 exceeded the amount permitted by the 2005 Plan, those of the restricted stock units granted to Mr. Light that were in excess of that limit have been granted contingent on shareholder approval of an amendment to the 2005 Plan to increase the limit to enable these grants. If stockholder approval is not obtained, then these grants will be cancelled without payment.

The following table sets forth information concerning these contingent grants under the 2005 Plan with respect to Mr. Light, assuming that Amendment No. 3 to the 2005 Plan is approved. Please see the section “Grant of Plan-Based Awards” in Management and Executive Compensation for additional information with respect to awards under the 2005 Plan. The Compensation Committee has the authority to grant awards in addition to the awards set forth below. This information may not be indicative of awards that will be made under the 2005 Plan in future years.

New Plan Benefits

Name and Position	Number of Performance Based Restricted Stock Units(1)	Number of Time Based Restricted Stock Units(1)
Stephen R. Light President, Chief Executive Officer and Chairman	946,969	605,209
Thomas Gutierrez(2) Former Chief Executive Officer	—	—
Michael O’Donnell Chief Financial Officer	—	—
David Pretty President – Xerium North America	—	—
Peter Williamson President – Xerium Europe	—	—
Joan “John” Badrinas Ardevol Chief Technology Officer	—	—
Josef Mayer(3) Former Executive Vice President of Business Development	—	—
Executive Group	946,969	605,209
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

(1)	The dollar value of each restricted stock unit will be the market value of the Company’s common stock on the date that such restricted stock unit vests in accordance with the award agreement.
(2)	Mr. Gutierrez resigned from the Company on February 7, 2008.
(3)	On June 16, 2008, a notice of termination of employment was delivered to Mr. Mayer, effective June 30, 2009. On January 15, 2009, Xerium Germany GmbH, a subsidiary of the Company, entered into a settlement agreement with Mr. Mayer, pursuant to which his employment was formally terminated on January 15, 2009.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2005 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2005 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which Company is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Under Section 409A of the Code, certain nonqualified deferred compensation arrangements subject to the requirements of Section 409A may result in accelerated taxable income to the employee or other service provider, and in additional taxes to the service provider, if the arrangement does not satisfy the Section 409A requirements in form or in operation. The 2005 Plan is designed to provide for option grants that are not subject to these Section 409A requirements.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the Incentive Plan, may be subject to an additional 20% federal tax and may be nondeductible to Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2008 with respect to shares of the Company’s common stock that may be issued under the 2005 Plan. At December 31, 2008 the only awards outstanding in respect of our common stock under our equity compensation plans were restricted stock units. The table includes information with respect to shares subject to outstanding restricted stock units at December 31, 2008.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,358,585	(1)	N/A	5,755,101
Equity compensation plans not approved by security holders	—		—	—

Total	1,358,585		N/A	5,755,101

(1)	Reflects shares underlying outstanding restricted stock units at December 31, 2008.

For further information regarding restricted stock unit awards granted under the 2005 Plan, see Note 13 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Required Vote and Board of Directors Recommendation

Approval of this Proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against this Proposal. Please note that brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to this proposal. Broker non-votes will have no effect on the outcome of this vote.

We are asking stockholders to ratify and approve the amendment of the 2005 Plan in order to comply with applicable requirements of the NYSE and, to the extent permitted by law, to preserve the tax deductible status for certain awards granted under the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AMENDMENT NO. 3 TO THE 2005 EQUITY INCENTIVE PLAN.

PROPOSAL 3:	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for 2009. Ernst & Young LLP served as the Company’s independent registered public accounting firm for 2008. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

The Company’s organizational documents do not require that the stockholders ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. The Company requests such ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The following table shows information about fees paid by the Company to Ernst & Young LLP.

	2008	2007
Audit fees(a)	$1,847,825	$2,875,518
Audit-related fees(b)	429,079	82,000
Tax fees(c)	205,002	105,110
All other fees(d)	—	—

Total fees	$2,481,906	$3,062,628

(a)	Audit fees were for professional services rendered for the audits of the consolidated financial statements of the Company (including services in connection with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002), foreign statutory audit fees, attest services, reviews of quarterly results, consents and assistance with and review of documents filed with the SEC and related out-of-pocket expenses.
(b)	Audit-related fees were for employee benefit plan compliance and technical, financial reporting and compliance services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not included under the heading “Audit fees.”
(c)	Tax fees include tax compliance, tax planning and tax advice.
(d)	All other fees include services not included in (a), (b) or (c) above.

The Audit Committee is responsible for pre-approving all audit and non-audit services rendered by Ernst & Young LLP. The Audit Committee has adopted a policy which sets forth procedures and conditions pursuant which services proposed to be performed by the independent registered public accounting firm may be pre-approved. Under the policy, unless the Audit Committee states a different term, the term of any pre-approval extends from the date of the pre-approval until the next meeting of the Audit Committee at which it reviews all outstanding pre-approvals and renews, modifies and/or discontinues each such pre-approval. The Audit Committee has delegated certain pre-approval to its Chairman, currently Mr. Maffucci. Any services pre-approved by the Chairman are to be reported to the Audit Committee at its next general meeting. Any proposed services exceeding pre-approved cost levels or with scope greater than that which is pre-approved requires specific approval by the Audit Committee in advance of the provision of the service. The Audit Committee pre-approved all audit and non-audit services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2008 and December 31, 2007.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals of business and nominations for directors for inclusion in the Company’s proxy materials for the 2009 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s By-laws. To be eligible, the stockholder proposals must be received by the Secretary of the Company on or before December 30, 2009.

Under the Company’s By-laws, proposals of business and nominations for directors other than those to be included in the Company’s proxy materials following the procedures described in Rule 14a-8 may be made by stockholders entitled to vote at the meeting if notice in writing that contains the information required by the By-laws is timely delivered to the Secretary, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615. To be timely, a notice with respect to the 2010 Annual Meeting of Stockholders must be received by the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the 2009 Annual Meeting, or, if the 2010 Annual Meeting of Stockholders is not held within thirty (30) days before or after such anniversary date or in the case of a special meeting, not later than the close of business on the tenth day following the date on which the notice of the meeting is mailed or public disclosure is made, whichever occurs first.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for 2008, as filed with the SEC, has been mailed with this Proxy Statement (without exhibits) and is also available without charge by writing to Investor Relations, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615. It can also be accessed free of charge by visiting the Company’s website at www.xerium.com.

DIRECTIONS TO OUR ANNUAL MEETING

From Raleigh-Durham International Airport, please take I-540 East for approximately 9.5 miles to Exit 11 (Six Forks Road). Bear right onto Six Forks Road for approximately one mile to 8537 Six Forks Road.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company does not household proxy materials, although some brokers may do so, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You should notify your broker if, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker. In addition, the Company will promptly deliver a separate copy of the annual report and proxy statement to you if you call 508-532-1790 or write to Investor Relations, Xerium Technologies, Inc., 8537 Six Forks Road, Suite 300, Raleigh, NC 27615.

COSTS

The Company will pay the cost for the solicitation of proxies by the Board. The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally, by telephone, fax or e-mail by directors, officers and other employees of the Company and the Company’s transfer agent, AST. Upon request, the Company will reimburse brokers, banks, custodians, other nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in distributing proxy materials and voting instructions to the beneficial owners of the Company’s common stock that such entities hold of record.

OTHER BUSINESS

The Board knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable.

The Company’s Annual Report to Stockholders, including financial statements for 2008, is being mailed to you together with this Proxy Statement.

Appendix A

INDEPENDENCE OF BOARD AND COMMITTEE MEMBERS

All members of the Audit Committee must be independent. An independent director is one who:

•

During the past three years, has not been an employee, or whose immediate family member has not been an executive officer, of the Company, although this standard will not prevent any director who served as an interim chairman or chief executive officer or other executive officer during that period from qualifying as independent;

•

Has not received, and whose immediate family member has not received, during any twelve-month period during the last three years, more than $120,000 in direct compensation from the Company, other than director and Committee fees, pension or other forms of deferred compensation for prior service or, in the case of a family member, compensation as an employee of the Company (other than an executive officer);

•

Is not, and whose immediate family member is not, a current partner of a firm that is the Company’s internal or external auditor; is not a current employee of such a firm; whose immediate family member is not a current employee of such a firm who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; and during the past three years, has not been, and whose immediate family member has not been, a partner or employee of such a firm and personally worked on the Company’s audit within that time;

•

During the past three years, has not been employed, and whose immediate family member has not been employed, as an executive officer of another company where any of the Company’s current executive officers at the same time served on the other company’s Compensation Committee;

•

During the past three years, has not been an executive officer or employee, and whose immediate family member has not been an executive officer of, a company that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year in each of the last three years, exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.

•

During the past three years, has not been an executive officer of any charitable organization that has received grants or endowments from the Company in excess of the greater of $1 million or 2% of the organization’s consolidated gross revenues.

In addition, members of the Audit Committee must satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act.

If a director or any member of the director’s immediate family has any relationship of the type described above that does not meet the applicable thresholds, that relationship will not be material for purposes of assessing the director’s independence.

The Board will review any other relationship, direct or indirect, between the director and the Company not covered by the above categories to determine whether it is material for purposes of assessing the director’s independence. The Company will identify which directors are independent and disclose the basis for any such determination in the annual proxy statement.

An immediate family member shall include that person’s spouse, parents, children, siblings, in-laws and anyone who shares the person’s home.

The Nominating and Governance Committee will periodically review relationships between independent directors and the Company in order to evaluate independence.

A-1

Appendix B

XERIUM TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

1. Purpose; Term.

This Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Plan”) provides for the grant of incentive awards consisting of or based on the Common Stock of the Company. The purpose of the Plan is to attract and retain key employees, directors and consultants of the Company and its Affiliates, to provide an incentive for them to achieve performance goals, and to enable them to participate in the growth of the Company by granting Awards with respect to the Company’s Common Stock. No Awards may be granted under the Plan after May 19, 2015, but Awards granted prior to that date may continue in accordance with their terms. Certain capitalized terms used herein are defined in Section 3 below.

2. Administration.

The Plan shall be administered by the Committee. Except to the extent action by the Committee is required under Section 162(m) of the Code in the case of Awards intended to qualify for exemption thereunder, the Board may in any instance perform any of the functions of the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee’s decisions shall be final and binding. The Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other Awards among such persons (other than officers of the Company) eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (iii) the Committee (or a properly delegated member or members of such Committee) shall have authorized the issuance of a specified number of shares of Stock under such Awards and shall have specified the consideration, if any, to be paid therefor; and (iv) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, references herein to the Committee shall include the person or persons so delegated to the extent of such delegation.

3. Certain Definitions.

“Affiliate” means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

“Award” means any Option, SAR, Restricted Stock, Unrestricted Stock or Stock Unit Award granted under the Plan.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

“Committee” means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. Unless otherwise determined by the Board, if a Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act or an “outside director” within the meaning of Section 162(m) of the Code, respectively.

“Common Stock” or “Stock” means the Common Stock, $0.01 par value, of the Company.

“Company” means Xerium Technologies, Inc., a Delaware corporation.

“Covered Employee” means a “covered employee” within the meaning of Section 162(m) of the Code.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, “Designated Beneficiary” means the Participant’s estate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

“Fair Market Value” means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

“Participant” means a person selected by the Committee to receive an Award under the Plan.

“Reporting Person” means a person subject to Section 16 of the Exchange Act.

4. Eligibility.

All key employees, all directors and all consultants of the Company or of any Affiliate whom the Committee considers to be capable of contributing to the successful performance of the Company are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to employees of the Company or of any parent or subsidiary corporation of the Company, as those terms are used in Section 424 of the Code.

5. Stock Available for Awards.

(a) Amount. Subject to adjustment under subsection (b), no more than 2,500,000 shares of Common Stock in the aggregate may be delivered under or in satisfaction of Awards. The number of shares of Common Stock delivered under or in satisfaction of Awards shall, for purposes of the immediately preceding sentence, be determined net of shares of Common Stock withheld by the Company in satisfaction of tax withholding requirements with respect to the Award. For the avoidance of doubt, the termination, cancellation or expiration of an Award or any portion thereof without the delivery of shares of Common Stock, or the satisfaction of an Award or any portion thereof by the delivery of cash or other property other than shares of Common Stock, shall not be treated as the delivery of shares of Common Stock for purposes of this subsection (a). Common Stock issued under awards granted by another company (“other company awards”) and assumed by the Company in connection with a merger, consolidation, stock purchase or similar transaction, or issued by the Company under awards substituted for other company awards in connection with a merger, consolidation, stock purchase or similar transaction, shall not reduce the shares available for Awards under the Plan; provided, that the maximum number of shares that may be issued pursuant to ISOs (as defined below) shall be determined in a manner consistent with Section 422 of the Code and the rules thereunder. Shares issued under the Plan may consist of authorized but unissued shares or treasury shares.

(b) Adjustment. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required or appropriate to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of ISOs, or in the case of Awards intended to qualify for exemption under Section 162(m) of the Code, to any limitation required under the Code) shall make such adjustment as it determines to be equitable to any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing; provided, that the number of shares subject to any Award shall always be a whole number.

(c) Limit on Individual Grants. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed, in each case, 500,000, and the maximum number of shares of Common Stock that may be granted as Stock Awards pursuant to Section 8 to any Participant in the aggregate in any calendar year shall not exceed 500,000, subject in each case to adjustment under subsection (b).

6. Stock Options.

(a) Grant of Options. Subject to the provisions of the Plan, the Committee may grant both (i) options (“Options”) to purchase shares of Common Stock that are intended to comply with the requirements of Section 422 of the Code and the rules thereunder (“ISOs”) and (ii) Options that are not intended to comply with such requirements (“NSOs”). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(b) Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(c) Payment. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent legally permissible and permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee; shares of Common Stock that have been owned by the optionee for at least six months (or such other period as the Committee may determine), valued at their Fair Market Value on the date of delivery; such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Committee may determine; or any combination of the foregoing permitted forms of payment.

7. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the provisions of the Plan, on or after the date of an initial public offering of the Common Stock pursuant to an effective registration statement under the Exchange Act, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price (“Stock Appreciation Rights” or “SARs”). The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

(b) Exercise Price. The Committee shall fix the exercise price of each SAR, which shall not be less than 100% of the Fair Market Value of the Common Stock at the date of grant.

8. Stock Awards.

(a) Restricted or Unrestricted Stock Awards. The Committee may grant shares of Common Stock subject to forfeiture (“Restricted Stock”) and determine the duration of the period (the “Restricted Period”) during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period.

Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s Designated Beneficiary. The Committee also may make Awards of shares of Common Stock that are not subject to restrictions or forfeiture, on such terms and conditions as the Committee may determine from time to time (“Unrestricted Stock”). Shares of Restricted Stock or Unrestricted Stock may be issued for such consideration, if any, as the Committee may determine consistent with applicable law.

(b) Stock Unit Awards. The Committee may grant Awards (“Stock Unit Awards”) consisting of units representing shares of Common Stock. Each Stock Unit Award shall represent the unfunded and unsecured commitment of the Company to deliver to the Participant at a specified future date or dates one or more shares of Common Stock (including, if so provided with respect to the Award, shares of Restricted Stock), subject to the satisfaction of any vesting or other terms and conditions established with respect to the Award as the Committee may determine. No Participant or Designated Beneficiary holding a Stock Unit Award shall be treated as a stockholder with respect to the shares of Common Stock subject to the Award unless and until such shares are actually delivered under the Award. Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise encumbered except as permitted by the Committee.

(c) Performance Goals. The Committee may establish performance goals on which the granting of Restricted Stock, Unrestricted Stock, or Stock Unit Awards, or the vesting of Restricted Stock or Stock Unit Awards, will be subject. Such performance goals may be based on such corporate or other business criteria as the Committee may determine. The Committee shall determine whether any performance goals so established have been achieved, and if so to what extent, and its determination shall be binding on all persons.

9. General Provisions Applicable to Awards.

(a) Documentation. Each Award shall be evidenced by a writing delivered to the Participant or agreement executed by the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

(b) Application of Code Section 409A. Notwithstanding anything in this Plan to the contrary, any grant of an Award shall satisfy the requirements of Code §409A, to the extent applicable.

(c) Committee Discretion. Awards may be made alone or in combination with other Awards, including Awards of other types. The terms of Awards of the same type need not be identical, and the Committee need not treat Participants uniformly (subject to the requirements of applicable law). Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

(d) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under the Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

(e) Termination of Service. Unless the Committee expressly provides otherwise, the following rules shall apply in connection with the cessation of a Participant’s employment or other service relationship with the Company and its Affiliates. Immediately upon the cessation of the Participant’s employment or other service relationship with the Company and its Affiliates an Award requiring exercise will cease to be exercisable and all Awards to the extent not already fully vested will be forfeited, except that:

(i) All Stock Options and SARs held by a Participant immediately prior to his or her death, to the extent then exercisable, will remain exercisable by such Participant’s executor or administrator or the person or persons to whom the Stock Option or SAR is transferred by will or the applicable laws of descent and distribution, in each case for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this subsection (e), and shall thereupon terminate; and

(ii) all Stock Options and SARs held by the Participant immediately prior to the cessation of the Participant’s employment or other service relationship for reasons other than death and except as provided in (iii) below, to the extent then exercisable, will remain exercisable for the lesser of (1) a period of three months or (2) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this subsection (e), and shall thereupon terminate.

(iii) Unless the Committee expressly provides otherwise, a Participant’s “employment or other service relationship with the Company and its Affiliates” will be deemed to have ceased, in the case of an employee Participant, upon termination of the Participant’s employment with the Company and its Affiliates (whether or not the Participant continues in the service of the Company or its Affiliates in some capacity other than that of an employee of the Company or its Affiliates), and in the case of any other Participant, when the service relationship in respect of which the Award was granted terminates (whether or not the Participant continues in the service of the Company or its Affiliates in some other capacity).

(f) Change in Control. In the event of (i) a change of control of the Company (as defined by the Committee) or other consolidation, merger, acquisition of shares or similar transaction or series of related transactions (whether or not constituting a change of control) in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, or (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company (any of (i), (ii) or (iii) being herein referred to as a “Covered Transaction”), the Committee in its discretion may, with respect to any Award, at the time the Award is made or at any time thereafter, take one or more of the following actions: (A) provide for the acceleration of any time period relating to the exercise or payment of the Award, (B) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received (net of any exercise price) upon the exercise or payment of the Award had the Award been exercised or paid immediately prior to the covered transaction, (C) adjust the terms of the Award in a manner determined by the Committee to reflect the covered transaction, (D) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (E) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company; provided, that in the absence of any such action by the Committee or an expressly applicable provision in the Award document, immediately prior to the covered transaction (1) each Option and SAR shall cease to be exercisable and shall terminate, (2) each Restricted Stock Award and Stock Unit Award shall terminate to the extent such Award is unvested, and (3) each Stock Unit Award, to the extent vested, shall be converted into the right to receive, with respect to each unit (representing a share of Common Stock) subject to such Award, the same per-share consideration (or other cash or property, of equivalent Fair Market Value at the time of payment, as determined by the Committee or its successor in connection with the payment or delivery of such cash or property) as would have been retained or received by a holder of one share of Common Stock in the covered transaction. The Committee may require that any amounts delivered, exchanged or otherwise paid in respect of Restricted Stock or Stock Unit Awards in connection with a covered transaction be placed in escrow or otherwise made subject to such restrictions as the Committee deems appropriate to carry out the intent of the Plan.

(g) Transferability. No Award may be transferred other than by will or the laws of descent and distribution and may be exercised, during the life of the Participant, only by the Participant, except that, as to Awards other than ISOs, the Committee may permit certain transfers to the Participant’s family members or to certain entities controlled by the Participant or his or her family members.

(h) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes or social insurance contributions required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax (or social insurance) obligations from any payment of any kind due to the Participant hereunder or otherwise. In the Committee’s discretion, the minimum tax (or social insurance) obligations required by law to be withheld in respect of Awards may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the obligation, valued at their Fair Market Value on the date of retention or delivery.

(i) Amendment of Award. The Committee may amend, modify, or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option. Any such action shall require the Participant’s consent unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(j) Foreign Nationals. The Committee may take any action consistent with the terms of the Plan, either before or after an Award has been granted, which the Committee deems necessary or advisable to comply with government laws or regulatory requirements of any foreign jurisdiction, including but not limited to modifying or amending the terms and conditions governing any Awards, establishing sub-plans under the Plan, or adopting such procedures as the Committee may determine to be appropriate in response to differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employment, accounting or other matters.

10. Miscellaneous.

(a) No Right To Employment. No person shall have any claim or right to be granted an Award. Neither the adoption, maintenance, nor operation of the Plan nor any Award hereunder shall constitute a contract of employment or confer upon any employee, director or consultant of the Company or of any Affiliate any right with respect to the continuance of his/her employment by or other service with the Company or any such Affiliate nor shall it or they be construed as affecting the rights of the Company (or Affiliate) to terminate the service of any person at any time or otherwise change the terms of such service, including, without limitation, the right to promote, demote or otherwise re-assign any employee or other service provider from one position to another within the Company or any Affiliate.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued under the Plan until he or she becomes the holder thereof. A Participant to whom Restricted Stock or Unrestricted Stock is awarded shall be considered a stockholder of the Company at the time of the Award except as otherwise provided in the applicable Award.

(c) Effective Date. The Plan shall be effective on the date it is approved by the stockholders.

(d) Amendment of Plan. The Board may amend, suspend, or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable. Further, under all circumstances, the Committee may make non-substantive administrative changes to the Plan as to conform with or take advantage of governmental requirements, statutes or regulations.

(e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.

AMENDMENT NO. 1 TO

XERIUM TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

This Amendment No. 1 to the Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Amendment”) is made on July 3, 2008 effective as of the time provided below.

WHEREAS, the Xerium Technologies, Inc. (the “Company”) has heretofore adopted the Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Plan”); and

WHEREAS , the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company;

NOW, THEREFORE, pursuant to Section 10(d) of the Plan, the Plan is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 5(a) of the Plan is amended by deleting “2,500,000 shares” in the first sentence thereof and replacing it with “7,500,000 shares”.

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

AMENDMENT NO. 2 TO

XERIUM TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

This Amendment No. 2 to the Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Amendment”) is made on July 3, 2008 effective as of the time provided below.

WHEREAS, the Xerium Technologies, Inc. (the “Company”) has heretofore adopted the Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Plan”); and

WHEREAS , the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company;

NOW, THEREFORE, pursuant to Section 10(d) of the Plan, the Plan as such may have been amended, is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 5(c) of the Plan is amended by deleting the two references to “500,000” therein and replacing each such references with “750,000”.

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

AMENDMENT NO. 3 TO

XERIUM TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

This Amendment to the Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Amendment”) is made on March 9, 2009 effective as of the time provided below.

WHEREAS, Xerium Technologies, Inc. (the “Company”) has previously adopted the Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Plan’);

WHEREAS, Section 10(d) of the Plan gives Board of Directors of the Company (the “Board”) the power to amend the Plan or any portion thereof at any time, subject to such shareholder approval as the Board determines to be necessary or advisable;

WHEREAS, the Board desires to amend the Plan to increase the limit on the number of shares of Common Stock that may be granted as Stock Awards as set out in Section 5(c) for 2009 to accommodate the Stock Awards slated to be made to Stephen Light in 2009 under the terms of the 2008 Management Incentive Compensation Program and his employment agreement.

NOW, THEREFORE, the Plan is hereby amended effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 5(c) of the Plan is amended by adding the following phrase at the end of that section:

“provided, however, that the maximum number of shares of Common Stock that may be granted as Stock Awards pursuant to Section 8 to the Company’s Chief Executive Officer in 2009 shall not exceed 2,302,178, subject to adjustment under subsection (b).”

Except as expressly amended hereby, all provisions of the Plan shall remain in full force and effect.

The Amendment shall have no effect until such time as it is approved by the stock holders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

XERIUM TECHNOLOGIES, INC.

Please take note of the important information enclosed with this proxy card. Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please vote by mail prior to the Annual Meeting of Stockholders to be held on June 9, 2009.

Thank you in advance for your prompt consideration of these matters.

1 ¢

XERIUM TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS - JUNE 9, 2009

The stockholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Stephen R. Light and Theodore Orban, or any of them, each with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Xerium Technologies, Inc. (the “Company”) to be held at the Company’s offices located at 8537 Six Forks Road, Suite 300, Raleigh, NC 27615, on Tuesday, June 9, 2009 at 9 A.M. Eastern time, and any adjournment thereof, all the shares of Common Stock of the Company which the stockholder(s) could vote, if present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote as specified on the reverse.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

(Continued and to be signed on the reverse side.)

COMMENTS:

¢	14475 ¢

ANNUAL MEETING OF STOCKHOLDERS OF

XERIUM TECHNOLOGIES, INC.

June 9, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.xerium.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

¢ 20733000000000001000 1	060909

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Approval of Amendment No. 3 to the 2005 Equity Incentive Plan.	☐	☐	☐
		NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O O O O O O O	Stephen R. Light Jay J. Gurandiano Nico Hansen David G. Maffucci Edward Paquette Michael Phillips John G. Raos		3.	Ratification of appointment of Ernst & Young LLP.	☐	☐	☐

					Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.

					TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

		(Use these circles to withhold authority.
		See Instructions below.)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

						Mark box at right if you have noted comments. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢